Exhibit 99.2
EARNINGS RELEASE FINANCIAL SUPPLEMENT
THIRD QUARTER 2008

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

The effects of Washington Mutual's banking operations are not included in the line of business financial highlights that follow as such operations did not have a material effect on the results of the quarter ended September 30, 2008, except as follows: (1) for JPMorgan Chase as a firm and for the Corporate/Private Equity segment, the charge to conform Washington Mutual's loan loss reserves and the extraordinary gain related to the transaction are reflected, and (2) for consolidated information as of September 30, 2008, such as the period end balance sheet, credit related statistics, capital ratios and headcount, the amounts presented reflect the acquisition of these banking operations.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share, ratio and headcount data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q08 Change				2008 Change
	3Q08	2Q08	1Q08	4Q07	3Q07	2Q08	3Q07	2008	2007	2007
SELECTED INCOME STATEMENT DATA
Total net revenue	$14,737	$18,399	$16,890	$17,384	$16,112	(20)%	(9)%	$50,026	$53,988	(7)%
Provision for credit losses	3,811	3,455	4,424	2,542	1,785	10	114	11,690	4,322	170
Provision for credit losses — accounting conformity (a)	1,976	—	—	—	—	NM	NM	1,976	—	NM
Total noninterest expense	11,137	12,177	8,931	10,720	9,327	(9)	19	32,245	30,983	4

Income (loss) before extraordinary gain	(54)	2,003	2,373	2,971	3,373	NM	NM	4,322	12,394	(65)
Extraordinary gain (b)	581	—	—	—	—	NM	NM	581	—	NM
Net income	527	2,003	2,373	2,971	3,373	(74)	(84)	4,903	12,394	(60)

PER COMMON SHARE:
Basic Earnings
Income (loss) before extraordinary gain	(0.06)	0.56	0.70	0.88	1.00	NM	NM	1.19	3.63	(67)
Net income	0.11	0.56	0.70	0.88	1.00	(80)	(89)	1.36	3.63	(63)

Diluted Earnings
Income (loss) before extraordinary gain	(0.06)	0.54	0.68	0.86	0.97	NM	NM	1.15	3.52	(67)
Net income	0.11	0.54	0.68	0.86	0.97	(80)	(89)	1.32	3.52	(63)

Cash dividends declared	0.38	0.38	0.38	0.38	0.38	—	—	1.14	1.10	4
Book value	36.95	37.02	36.94	36.59	35.72	—	3	36.95	35.72	3
Closing share price	46.70	34.31	42.95	43.65	45.82	36	2	46.70	45.82	2
Market capitalization	174,048	117,881	146,066	146,986	153,901	48	13	174,048	153,901	13

COMMON SHARES OUTSTANDING:
Weighted-average diluted shares outstanding	3,444.6 (g)	3,531.0	3,494.7	3,471.8	3,477.7	(2)	(1)	3,525.3	3,519.6	—
Common shares outstanding at period-end (c)	3,726.9	3,435.7	3,400.8	3,367.4	3,358.8	8	11	3,726.9	3,358.8	11

FINANCIAL RATIOS: (d)
Income (loss) before extraordinary gain:
Return on common equity (“ROE”)	(1)%	6%	8%	10%	11%			4%	14%
Return on equity-goodwill (“ROE-GW”) (e)	(1)	10	12	15	18			7	23
Return on assets (“ROA”)	(0.01)	0.48	0.61	0.77	0.91			0.35	1.16
Net income:
ROE	1	6	8	10	11			5	14
ROE-GW (e)	2	10	12	15	18			8	23
ROA	0.12	0.48	0.61	0.77	0.91			0.39	1.16

CAPITAL RATIOS:
Tier 1 capital ratio	8.9 (h)	9.2	8.3	8.4	8.4
Total capital ratio	12.7 (h)	13.4	12.5	12.6	12.5

SELECTED BALANCE SHEET DATA (Period-end)
Total assets	$2,251,469	$1,775,670	$1,642,862	$1,562,147	$1,479,575	27	52	$2,251,469	$1,479,575	52
Wholesale loans	288,445	229,359	231,297	213,076	197,728	26	46	288,445	197,728	46
Consumer loans	472,936	308,670	305,759	306,298	288,592	53	64	472,936	288,592	64
Deposits	969,783	722,905	761,626	740,728	678,091	34	43	969,783	678,091	43
Common stockholders’ equity	137,691	127,176	125,627	123,221	119,978	8	15	137,691	119,978	15

Headcount	228,452 (i)	195,594	182,166	180,667	179,847	17	27	228,452 (i)	179,847	27

LINE OF BUSINESS NET INCOME
Investment Bank	$882	$394	$(87)	$124	$296	124	198	$1,189	$3,015	(61)
Retail Financial Services	247	606	(227)	752	639	(59)	(61)	626	2,283	(73)
Card Services	292	250	609	609	786	17	(63)	1,151	2,310	(50)
Commercial Banking	312	355	292	288	258	(12)	21	959	846	13
Treasury & Securities Services	406	425	403	422	360	(4)	13	1,234	975	27
Asset Management	351	395	356	527	521	(11)	(33)	1,102	1,439	(23)
Corporate/Private Equity (f)	(1,963)	(422)	1,027	249	513	(365)	NM	(1,358)	1,526	NM

Net income	$527	$2,003	$2,373	$2,971	$3,373	(74)	(84)	$4,903	$12,394	(60)

(a)	The third quarter of 2008 included an accounting conformity loan loss reserve provision related to the acquisition of Washington Mutual’s banking operations.

(b)	JPMorgan Chase acquired the banking operations of Washington Mutual for $1.9 billion. The fair value of Washington Mutual net assets acquired exceeded the purchase price which resulted in negative goodwill. In accordance with SFAS 141, nonfinancial assets that are not held for sale were written down against that negative goodwill. The negative goodwill that remained after writing down nonfinancial assets was recognized as an extraordinary gain.

(c)	On September 30, 2008, the Firm issued $11.5 billion, or 284 million shares, of its common stock at $40.50 per share.

(d)	Ratios are based upon annualized amounts.

(e)	Net income applicable to common stock divided by total average common equity (net of goodwill). The Firm uses return on equity less goodwill, a non-GAAP financial measure, to evaluate the operating performance of the Firm. The Firm also utilizes this measure to facilitate comparisons to competitors.

(f)	The third quarter of 2008 included an accounting conformity loan loss reserve provision and an extraordinary gain related to the Washington Mutual transaction, as well as losses on preferred equity interests in Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”). Prior periods included the after-tax impact of material litigation actions, tax audit benefits, equity earnings related to Bear Stearns and merger costs. See Corporate/Private Equity Financial Highlights for additional details.

(g)	Common equivalent shares have been excluded from the computation of diluted earnings per share for the third quarter of 2008, as the effect would be antidilutive.

(h)	Estimated.

(i)	Includes headcount related to the acquisition of Washington Mutual banking operations of 41,785.

JPMORGAN CHASE & CO. STATEMENTS OF INCOME (in millions, except per share and ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q08 Change				2008 Change
	3Q08	2Q08	1Q08	4Q07	3Q07	2Q08	3Q07	2008	2007	2007
REVENUE
Investment banking fees	$1,316	$1,612	$1,216	$1,662	$1,336	(18)%	(1)%	$4,144	$4,973	(17)%
Principal transactions	(2,763)	752	(803)	165	650	NM	NM	(2,814)	8,850	NM
Lending & deposit-related fees	1,168	1,105	1,039	1,066	1,026	6	14	3,312	2,872	15
Asset management, administration and commissions	3,485	3,628	3,596	3,896	3,663	(4)	(5)	10,709	10,460	2
Securities gains (losses)	424	647	33	148	237	(34)	79	1,104	16	NM
Mortgage fees and related income	457	696	525	898	221	(34)	107	1,678	1,220	38
Credit card income	1,771	1,803	1,796	1,857	1,777	(2)	—	5,370	5,054	6
Other income	(115)	(138)	1,829	469	289	17	NM	1,576	1,360	16

Noninterest revenue	5,743	10,105	9,231	10,161	9,199	(43)	(38)	25,079	34,805	(28)

Interest income	17,326	16,529	17,532	18,619	18,806	5	(8)	51,387	52,768	(3)
Interest expense	8,332	8,235	9,873	11,396	11,893	1	(30)	26,440	33,585	(21)

Net interest income	8,994	8,294	7,659	7,223	6,913	8	30	24,947	19,183	30

TOTAL NET REVENUE	14,737	18,399	16,890	17,384	16,112	(20)	(9)	50,026	53,988	(7)

Provision for credit losses	3,811	3,455	4,424	2,542	1,785	10	114	11,690	4,322	170
Provision for credit losses — accounting conformity (a)	1,976	—	—	—	—	NM	NM	1,976	—	NM

NONINTEREST EXPENSE
Compensation expense	5,858	6,913	4,951	5,469	4,677	(15)	25	17,722	17,220	3
Occupancy expense	766	669	648	659	657	14	17	2,083	1,949	7
Technology, communications and equipment expense	1,112	1,028	968	986	950	8	17	3,108	2,793	11
Professional & outside services	1,451	1,450	1,333	1,421	1,260	—	15	4,234	3,719	14
Marketing	453	413	546	570	561	10	(19)	1,412	1,500	(6)
Other expense	1,096	1,233	169	1,254	812	(11)	35	2,498	2,560	(2)
Amortization of intangibles	305	316	316	339	349	(3)	(13)	937	1,055	(11)
Merger costs	96	155	—	22	61	(38)	57	251	187	34

TOTAL NONINTEREST EXPENSE	11,137	12,177	8,931	10,720	9,327	(9)	19	32,245	30,983	4

Income (loss) before income tax expense and extraordinary gain	(2,187)	2,767	3,535	4,122	5,000	NM	NM	4,115	18,683	(78)
Income tax expense (benefit) (b)	(2,133)	764	1,162	1,151	1,627	NM	NM	(207)	6,289	NM

Income (loss) before extraordinary gain	(54)	2,003	2,373	2,971	3,373	NM	NM	4,322	12,394	(65)
Extraordinary gain (c)	581	—	—	—	—	NM	NM	581	—	NM

NET INCOME	$527	$2,003	$2,373	$2,971	$3,373	(74)	(84)	$4,903	$12,394	(60)

DILUTED EARNINGS PER SHARE
Income (loss) before extraordinary gain	$(0.06)	$0.54	$0.68	$0.86	$0.97	NM	NM	$1.15	$3.52	(67)
Extraordinary gain	0.17	—	—	—	—	NM	NM	0.17	—	NM

Net Income	$0.11	$0.54	$0.68	$0.86	$0.97	(80)	(89)	$1.32	$3.52	(60)

FINANCIAL RATIOS
Income (loss) before extraordinary gain:
ROE	(1)%	6%	8%	10%	11%			4%	14%
ROE-GW	(1)	10	12	15	18			7	23
ROA	(0.01)	0.48	0.61	0.77	0.91			0.35	1.16
Net income:
ROE	1	6	8	10	11			5	14
ROE-GW	2	10	12	15	18			8	23
ROA	0.12	0.48	0.61	0.77	0.91			0.39	1.16
Effective income tax rate (b)	98	28	33	28	33			(5)	34
Overhead ratio	76	66	53	62	58			64	57

EXCLUDING IMPACT OF MERGER COSTS (d)
Income (loss) before extraordinary gain	$(54)	$2,003	$2,373	$2,971	$3,373	NM	NM	$4,322	$12,394	(65)
Less merger costs (after-tax)	60	96	—	14	38	(38)	58	156	116	34

Income before extraordinary gain excluding merger costs	$6	$2,099	$2,373	$2,985	$3,411	(100)	(100)	$4,478	$12,510	(64)

Diluted Per Share:
Income (loss) before extraordinary gain	$(0.06)	$0.54	$0.68	$0.86	$0.97	NM	NM	$1.15	$3.52	(67)
Less merger costs (after-tax)	0.02	0.03	—	—	0.01	(33)	100	0.05	0.03	67

Income (loss) before extraordinary gain excluding merger costs	$(0.04)	$0.57	$0.68	$0.86	$0.98	NM	NM	$1.20	$3.55	(66)

(a)	The third quarter of 2008 included an accounting conformity loan loss reserve provision related to the acquisition of Washington Mutual’s banking operations.

(b)	The income tax benefit in the third quarter and year-to-date 2008 is predominantly the result of reduced deferred tax liabilities on overseas earnings, as well as the tax benefit associated with the conforming loan loss reserve provision related to the acquisition of Washington Mutual’s banking operations.

(c)	JPMorgan Chase acquired the banking operations of Washington Mutual from the FDIC for $1.9 billion. The fair value of the net assets acquired from the FDIC exceeded the purchase price which resulted in negative goodwill. In accordance with SFAS 141, nonfinancial assets that are not held for sale were written down against that negative goodwill. The negative goodwill that remained after writing down nonfinancial assets was recognized as an extraordinary gain.

(d)	Net income excluding merger costs, a non-GAAP financial measure, is used by the Firm to facilitate comparison of results against the Firm’s ongoing operations and with other companies’ U.S. GAAP financial statements.

JPMORGAN CHASE & CO. CONSOLIDATED BALANCE SHEETS (in millions)

						Sep 30, 2008
						Change
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Sep 30
	2008	2008	2008	2007	2007	2008	2007
ASSETS
Cash and due from banks	$54,350	$32,255	$46,888	$40,144	$32,766	69%	66%
Deposits with banks	34,372	17,150	12,414	11,466	26,714	100	29
Federal funds sold and securities purchased under resale agreements	233,668	176,287	203,176	170,897	135,589	33	72
Securities borrowed	152,050	142,854	81,014	84,184	84,697	6	80
Trading assets:
Debt and equity instruments	401,609	409,608	386,170	414,273	389,119	(2)	3
Derivative receivables	118,648	122,389	99,110	77,136	64,592	(3)	84
Securities	150,779	119,173	101,647	85,450	97,706	27	54
Loans (net of allowance for loan losses)	742,329	524,783	525,310	510,140	478,207	41	55
Accrued interest and accounts receivable (a)	104,232	64,294	50,989	24,823	26,401	62	295
Premises and equipment	9,962	11,843	9,457	9,319	8,892	(16)	12
Goodwill	46,121	45,993	45,695	45,270	45,335	—	2
Other intangible assets:
Mortgage servicing rights	17,048	11,617	8,419	8,632	9,114	47	87
Purchased credit card relationships	1,827	1,984	2,140	2,303	2,427	(8)	(25)
All other intangibles	3,653	3,675	3,815	3,796	3,959	(1)	(8)
Other assets	180,821	91,765	66,618	74,314	74,057	97	144

TOTAL ASSETS	$2,251,469	$1,775,670	$1,642,862	$1,562,147	$1,479,575	27	52

LIABILITIES
Deposits	$969,783	$722,905	$761,626	$740,728	$678,091	34	43
Federal funds purchased and securities sold under repurchase agreements	224,075	194,724	192,633	154,398	178,767	15	25
Commercial paper	54,480	50,151	50,602	49,596	33,978	9	60
Other borrowed funds	134,445	22,594	28,430	28,835	31,154	495	332
Trading liabilities:
Debt and equity instruments	76,213	87,841	78,982	89,162	80,748	(13)	(6)
Derivative payables	85,816	95,749	78,983	68,705	68,426	(10)	25
Accounts payable, accrued expenses and other liabilities (including the allowance for lending-related commitments) (b)	260,563	171,004	106,088	94,476	86,524	52	201
Beneficial interests issued by consolidated VIEs	11,437	20,071	14,524	14,016	13,283	(43)	(14)
Long-term debt	271,416	260,192	189,995	183,862	173,696	4	56
Junior subordinated deferrable interest debentures held by trusts that issued guaranteed capital debt securities	17,398	17,263	15,372	15,148	14,930	1	17

TOTAL LIABILITIES	2,105,626	1,642,494	1,517,235	1,438,926	1,359,597	28	55

STOCKHOLDERS’ EQUITY
Preferred stock	8,152	6,000	—	—	—	36	NM
Common stock	3,942	3,658	3,658	3,658	3,658	8	8
Capital surplus	90,535	78,870	78,072	78,597	78,295	15	16
Retained earnings	55,217	56,313	55,762	54,715	53,064	(2)	4
Accumulated other comprehensive income (loss)	(2,227)	(1,566)	(512)	(917)	(1,830)	(42)	(22)
Shares held in RSU trust	(267)	(269)	—	—	—	1	NM
Treasury stock, at cost	(9,509)	(9,830)	(11,353)	(12,832)	(13,209)	3	28

TOTAL STOCKHOLDERS’ EQUITY	145,843	133,176	125,627	123,221	119,978	10	22

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,251,469	$1,775,670	$1,642,862	$1,562,147	$1,479,575	27	52

(a)	Includes margin loans; receivables from brokers, dealers and clearing organizations; and securities fails.

(b)	Includes brokerage customer payables; payables to brokers, dealers and clearing organizations; and securities fails.

JPMORGAN CHASE & CO. CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS (in millions, except rates)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q08 Change				2008 Change
	3Q08	2Q08	1Q08	4Q07	3Q07	2Q08	3Q07	2008	2007	2007
AVERAGE BALANCES
ASSETS
Deposits with banks	$41,303	$38,813	$31,975	$41,363	$39,906	6%	4%	$37,378	$24,848	50%
Federal funds sold and securities purchased under resale agreements	164,980	155,664	153,864	140,622	133,780	6	23	158,195	134,009	18
Securities borrowed	134,651	100,322	83,490	86,649	87,955	34	53	106,258	85,878	24
Trading assets — debt instruments	298,760	302,053	322,986	308,175	310,445	(1)	(4)	307,899	287,680	7
Securities	119,443	109,834	89,757	93,236	95,694	9	25	106,392	95,982	11
Loans	536,890	537,964	526,598	508,172	476,912	—	13	533,829	470,078	14
Other assets (a)	37,237	15,629	—	—	—	138	NM	17,694	—	NM

Total interest-earning assets	1,333,264	1,260,279	1,208,670	1,178,217	1,144,692	6	16	1,267,645	1,098,475	15
Trading assets — equity instruments	92,300	99,525	78,810	93,453	86,177	(7)	7	90,220	86,923	4
Goodwill	45,947	45,781	45,699	45,321	45,276	—	1	45,809	45,194	1
Other intangible assets:
Mortgage servicing rights	11,811	9,947	8,273	8,795	9,290	19	27	10,017	8,487	18
All other intangible assets	5,512	5,823	6,202	6,220	6,532	(5)	(16)	5,845	6,840	(15)
All other noninterest-earning assets	267,525	247,344	222,143	198,031	185,367	8	44	245,749	183,853	34

TOTAL ASSETS	$1,756,359	$1,668,699	$1,569,797	$1,530,037	$1,477,334	5	19	$1,665,285	$1,429,772	16

LIABILITIES
Interest-bearing deposits	$589,348	$612,305	$600,132	$587,297	$540,937	(4)	9	$600,554	$517,856	16
Federal funds purchased and securities sold under repurchase agreements	200,032	203,348	179,897	171,450	206,174	(2)	(3)	194,446	204,942	(5)
Commercial paper	47,579	47,323	47,584	48,821	26,511	1	79	47,496	24,726	92
Other borrowings (b)	91,756	92,309	107,552	99,259	104,995	(1)	(13)	97,185	100,492	(3)
Other liabilities (c)	70,065	19,168	—	—	—	266	NM	29,891	—	NM
Beneficial interests issued by consolidated VIEs	11,431	17,990	14,082	14,183	14,454	(36)	(21)	14,490	14,691	(1)
Long-term debt	261,385	229,336	200,354	191,797	177,851	14	47	230,472	162,929	41

Total interest-bearing liabilities	1,271,596	1,221,779	1,149,601	1,112,807	1,070,922	4	19	1,214,534	1,025,636	18
Noninterest-bearing liabilities	351,023	315,965	295,616	295,670	287,436	11	22	320,978	286,369	12

TOTAL LIABILITIES	1,622,619	1,537,744	1,445,217	1,408,477	1,358,358	6	19	1,535,512	1,312,005	17

Preferred stock	7,100	4,549	—	—	—	56	NM	3,895	—	NM
Common stockholders’ equity	126,640	126,406	124,580	121,560	118,976	—	6	125,878	117,767	7

TOTAL STOCKHOLDERS’ EQUITY	133,740	130,955	124,580	121,560	118,976	2	12	129,773	117,767	10

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,756,359	$1,668,699	$1,569,797	$1,530,037	$1,477,334	5	19	$1,665,285	$1,429,772	16

AVERAGE RATES
INTEREST-EARNING ASSETS
Deposits with banks	3.04%	3.87%	4.22%	4.95%	5.06%			3.66%	4.85%
Federal funds sold and securities purchased under resale agreements	3.76	3.84	3.80	4.41	4.83			3.80	4.92
Securities borrowed	2.07	2.29	3.56	4.77	5.60			2.53	5.45
Trading assets — debt instruments	6.06	5.59	5.75	5.84	6.09			5.80	5.90
Securities	5.09	5.27	5.47	5.58	5.69			5.26	5.68
Loans	6.31	6.36	7.10	7.60	7.80			6.58	7.66
Other assets (a)	3.29	3.97	—	—	—			3.49	—
Total interest-earning assets	5.22	5.34	5.88	6.30	6.55			5.47	6.46

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	2.26	2.36	3.09	3.84	4.13			2.57	4.12
Federal funds purchased and securities sold under repurchase agreements	2.63	2.73	3.31	4.35	5.18			2.87	5.16
Commercial paper	2.05	2.17	3.41	4.40	4.68			2.54	4.82
Other borrowings (b)	4.32	4.28	5.03	5.02	4.90			4.57	4.88
Other liabilities (c)	0.90	1.32	—	—	—			0.99	—
Beneficial interests issued by consolidated VIEs	2.87	2.24	3.78	4.36	4.52			2.90	3.86
Long-term debt	3.31	3.27	3.82	3.90	3.99			3.44	3.87
Total interest-bearing liabilities	2.61	2.71	3.45	4.06	4.41			2.91	4.38

INTEREST RATE SPREAD	2.61%	2.63%	2.43%	2.24%	2.14%			2.56%	2.08%

NET YIELD ON INTEREST-EARNING ASSETS	2.73%	2.71%	2.59%	2.46%	2.43%			2.68%	2.37%

NET YIELD ON INTEREST-EARNING ASSETS ADJUSTED FOR SECURITIZATIONS	3.06%	3.06%	2.95%	2.80%	2.75%			3.02%	2.70%

(a)	Predominantly margin loans.

(b)	Includes securities sold but not yet purchased.

(c)	Includes brokerage customer payables.

JPMORGAN CHASE & CO. RECONCILIATION FROM REPORTED TO MANAGED SUMMARY (in millions)
The Firm prepares its Consolidated financial statements using accounting principles generally accepted in the United States of America (“U.S. GAAP”). That presentation, which is referred to as “reported basis,” provides the reader with an understanding of the Firm’s results that can be tracked consistently from year to year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements.
In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s and the lines’ of business results on a “managed” basis, which is a non-GAAP financial measure. The Firm’s definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications that assume credit card loans securitized by Card Services remain on the balance sheet and presents revenue on a fully taxable-equivalent (“FTE”) basis. These adjustments do not have any impact on net income as reported by the lines of business or by the Firm as a whole. The impact of these adjustments are summarized below. For additional information about managed basis, please refer to the Glossary of Terms on page 34.

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q08 Change				2008 Change
	3Q08	2Q08	1Q08	4Q07	3Q07	2Q08	3Q07	2008	2007	2007
CREDIT CARD INCOME
Credit card income — reported	$1,771	$1,803	$1,796	$1,857	$1,777	(2)%	—%	$5,370	$5,054	6%
Impact of:
Credit card securitizations	(843)	(843)	(937)	(885)	(836)	—	(1)	(2,623)	(2,370)	(11)

Credit card income — managed	$928	$960	$859	$972	$941	(3)	(1)	$2,747	$2,684	2

OTHER INCOME
Other income — reported	$(115)	$(138)	$1,829	$469	$289	17	NM	$1,576	$1,360	16
Impact of:
Tax-equivalent adjustments	323	247	203	182	192	31	68	773	501	54

Other income — managed	$208	$109	$2,032	$651	$481	91	(57)	$2,349	$1,861	26

TOTAL NONINTEREST REVENUE
Total noninterest revenue — reported	$5,743	$10,105	$9,231	$10,161	$9,199	(43)	(38)	$25,079	$34,805	(28)
Impact of:
Credit card securitizations	(843)	(843)	(937)	(885)	(836)	—	(1)	(2,623)	(2,370)	(11)
Tax-equivalent adjustments	323	247	203	182	192	31	68	773	501	54

Total noninterest revenue — managed	$5,223	$9,509	$8,497	$9,458	$8,555	(45)	(39)	$23,229	$32,936	(29)

NET INTEREST INCOME
Net interest income — reported	$8,994	$8,294	$7,659	$7,223	$6,913	8	30	$24,947	$19,183	30
Impact of:
Credit card securitizations	1,716	1,673	1,618	1,504	1,414	3	21	5,007	4,131	21
Tax-equivalent adjustments	155	202	124	90	95	(23)	63	481	287	68

Net interest income — managed	$10,865	$10,169	$9,401	$8,817	$8,422	7	29	$30,435	$23,601	29

TOTAL NET REVENUE
Total net revenue — reported	$14,737	$18,399	$16,890	$17,384	$16,112	(20)	(9)	$50,026	$53,988	(7)
Impact of:
Credit card securitizations	873	830	681	619	578	5	51	2,384	1,761	35
Tax-equivalent adjustments	478	449	327	272	287	6	67	1,254	788	59

Total net revenue — managed	$16,088	$19,678	$17,898	$18,275	$16,977	(18)	(5)	$53,664	$56,537	(5)

PROVISION FOR CREDIT LOSSES
Provision for credit losses — reported	$5,787	$3,455	$4,424	$2,542	$1,785	67	224	$13,666	$4,322	216
Impact of:
Credit card securitizations	873	830	681	619	578	5	51	2,384	1,761	35

Provision for credit losses — managed	$6,660	$4,285	$5,105	$3,161	$2,363	55	182	$16,050	$6,083	164

INCOME TAX EXPENSE
Income tax expense (benefit) — reported	$(2,133)	$764	$1,162	$1,151	$1,627	NM	NM	$(207)	$6,289	NM
Impact of:
Tax-equivalent adjustments	478	449	327	272	287	6	67	1,254	788	59

Income tax expense (benefit) — managed	$(1,655)	$1,213	$1,489	$1,423	$1,914	NM	NM	$1,047	$7,077	(85)

JPMORGAN CHASE & CO. LINE OF BUSINESS FINANCIAL HIGHLIGHTS — MANAGED BASIS (in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q08 Change				2008 Change
	3Q08	2Q08	1Q08	4Q07	3Q07	2Q08	3Q07	2008	2007	2007
TOTAL NET REVENUE (FTE)
Investment Bank	$4,035	$5,470	$3,011	$3,172	$2,946	(26)%	37%	$12,516	$14,998	(17)%
Retail Financial Services	4,875	5,015	4,702	4,815	4,201	(3)	16	14,592	12,664	15
Card Services	3,887	3,775	3,904	3,971	3,867	3	1	11,566	11,264	3
Commercial Banking	1,125	1,106	1,067	1,084	1,009	2	11	3,298	3,019	9
Treasury & Securities Services	1,953	2,019	1,913	1,930	1,748	(3)	12	5,885	5,015	17
Asset Management	1,961	2,064	1,901	2,389	2,205	(5)	(11)	5,926	6,246	(5)
Corporate/Private Equity	(1,748)	229	1,400	914	1,001	NM	NM	(119)	3,331	NM

TOTAL NET REVENUE	$16,088	$19,678	$17,898	$18,275	$16,977	(18)	(5)	$53,664	$56,537	(5)

NET INCOME
Investment Bank	$882	$394	$(87)	$124	$296	124	198	$1,189	$3,015	(61)
Retail Financial Services	247	606	(227)	752	639	(59)	(61)	626	2,283	(73)
Card Services	292	250	609	609	786	17	(63)	1,151	2,310	(50)
Commercial Banking	312	355	292	288	258	(12)	21	959	846	13
Treasury & Securities Services	406	425	403	422	360	(4)	13	1,234	975	27
Asset Management	351	395	356	527	521	(11)	(33)	1,102	1,439	(23)
Corporate/Private Equity (a)	(1,963)	(422)	1,027	249	513	(365)	NM	(1,358)	1,526	NM

TOTAL NET INCOME	$527	$2,003	$2,373	$2,971	$3,373	(74)	(84)	$4,903	$12,394	(60)

AVERAGE EQUITY (b)
Investment Bank	$26,000	$23,319	$22,000	$21,000	$21,000	11	24	$23,781	$21,000	13
Retail Financial Services	17,000	17,000	17,000	16,000	16,000	—	6	17,000	16,000	6
Card Services	14,100	14,100	14,100	14,100	14,100	—	—	14,100	14,100	—
Commercial Banking	7,000	7,000	7,000	6,700	6,700	—	4	7,000	6,435	9
Treasury & Securities Services	3,500	3,500	3,500	3,000	3,000	—	17	3,500	3,000	17
Asset Management	5,500	5,066	5,000	4,000	4,000	9	38	5,190	3,834	35
Corporate/Private Equity	53,540	56,421	55,980	56,760	54,176	(5)	(1)	55,307	53,398	4

TOTAL AVERAGE EQUITY	$126,640	$126,406	$124,580	$121,560	$118,976	—	6	$125,878	$117,767	7

RETURN ON EQUITY (b)
Investment Bank	13%	7%	(2)%	2%	6%			7%	19%
Retail Financial Services	6	14	(5)	19	16			5	19
Card Services	8	7	17	17	22			11	22
Commercial Banking	18	20	17	17	15			18	18
Treasury & Securities Services	46	49	46	56	48			47	43
Asset Management	25	31	29	52	52			28	50

(a)	The third quarter of 2008 included an accounting conformity loan loss reserve provision and an extraordinary gain related to the Washington Mutual transaction, as well as losses on preferred equity interests in FNMA and Freddie Mac. Prior periods included the after-tax impact of material litigation actions, tax audit benefits, equity earnings related to Bear Stearns and merger costs. See Corporate/Private Equity Financial Highlights for additional details.

(b)	Each business segment is allocated capital by taking into consideration stand-alone peer comparisons, economic risk measures and regulatory capital requirements. The amount of capital assigned to each business is referred to as equity.
Note on business segment presentation:
The effects of Washington Mutual’s banking operations are not included in the line of business finanical highlights that follow as such operations did not have a material effect on the results of the quarter ended September 30, 2008, except as follows: (1) for JPMorgan Chase as a firm and for the Corporate/Private Equity segment, the charge to conform Washington Mutual’s loan loss reserves and the extraordinary gain related to the transaction are reflected, and (2) for consolidated information as of September 30, 2008, such as the period end balance sheet, credit related statistics, capital ratios and headcount, the amounts presented reflect the acquisition of these banking operations.

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS (in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q08 Change				2008 Change
	3Q08	2Q08	1Q08	4Q07	3Q07	2Q08	3Q07	2008	2007	2007
INCOME STATEMENT
REVENUE
Investment banking fees	$1,593	$1,735	$1,206	$1,657	$1,330	(8)%	20%	$4,534	$4,959	(9)%
Principal transactions	(922)	838	(798)	(623)	(435)	NM	(112)	(882)	5,032	NM
Lending & deposit-related fees	118	105	102	142	118	12	—	325	304	7
Asset management, administration and commissions	847	709	744	705	712	19	19	2,300	1,996	15
All other income	(279)	(226)	(66)	(166)	(76)	(23)	(267)	(571)	88	NM

Noninterest revenue	1,357	3,161	1,188	1,715	1,649	(57)	(18)	5,706	12,379	(54)
Net interest income	2,678	2,309	1,823	1,457	1,297	16	106	6,810	2,619	160

TOTAL NET REVENUE (a)	4,035	5,470	3,011	3,172	2,946	(26)	37	12,516	14,998	(17)

Provision for credit losses	234	398	618	200	227	(41)	3	1,250	454	175
Credit reimbursement from TSS (b)	31	30	30	30	31	3	—	91	91	—

NONINTEREST EXPENSE
Compensation expense	2,162	3,132	1,241	1,561	1,178	(31)	84	6,535	6,404	2
Noncompensation expense	1,654	1,602	1,312	1,450	1,200	3	38	4,568	3,659	25

TOTAL NONINTEREST EXPENSE	3,816	4,734	2,553	3,011	2,378	(19)	60	11,103	10,063	10

Income (loss) before income tax expense	16	368	(130)	(9)	372	(96)	(96)	254	4,572	(94)
Income tax expense (benefit) (c)	(866)	(26)	(43)	(133)	76	NM	NM	(935)	1,557	NM

NET INCOME (LOSS)	$882	$394	$(87)	$124	$296	124	198	$1,189	$3,015	(61)

FINANCIAL RATIOS
ROE	13%	7%	(2)%	2%	6%			7%	19%
ROA	0.39	0.19	(0.05)	0.07	0.17			0.19	0.59
Overhead ratio	95	87	85	95	81			89	67
Compensation expense as a % of total net revenue	54	57	41	49	40			52	43

REVENUE BY BUSINESS
Investment banking fees:
Advisory	$576	$370	$483	$646	$595	56	(3)	$1,429	$1,627	(12)
Equity underwriting	518	542	359	544	267	(4)	94	1,419	1,169	21
Debt underwriting	499	823	364	467	468	(39)	7	1,686	2,163	(22)

Total investment banking fees	1,593	1,735	1,206	1,657	1,330	(8)	20	4,534	4,959	(9)
Fixed income markets	815	2,347	466	615	687	(65)	19	3,628	5,724	(37)
Equity markets	1,650	1,079	976	578	537	53	207	3,705	3,325	11
Credit portfolio	(23)	309	363	322	392	NM	NM	649	990	(34)

Total net revenue	$4,035	$5,470	$3,011	$3,172	$2,946	(26)	37	$12,516	$14,998	(17)

REVENUE BY REGION
Americas	$1,052	$3,165	$536	$1,128	$1,016	(67)	4	$4,753	$7,037	(32)
Europe/Middle East/Africa	2,509	1,512	1,641	1,334	1,389	66	81	5,662	5,967	(5)
Asia/Pacific	474	793	834	710	541	(40)	(12)	2,101	1,994	5

Total net revenue	$4,035	$5,470	$3,011	$3,172	$2,946	(26)	37	$12,516	$14,998	(17)

(a)	Total net revenue included tax-equivalent adjustments, predominantly due to tax-exempt income from municipal bond investments and income tax credits related to affordable housing investments, of $427 million, $404 million, $289 million, $230 million, and $255 million for the quarters ended September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, and September 30, 2007, respectively, and $1.1 billion and $697 million for year-to-date 2008 and 2007, respectively.

(b)	Treasury & Securities Services (“TSS”) was charged a credit reimbursement related to certain exposures managed within the Investment Bank credit portfolio on behalf of clients shared with TSS.

(c)	The income tax benefit in the third quarter and year-to-date 2008 is predominantly the result of reduced deferred tax liabilities on overseas earnings.

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except headcount and ratio data)

	QUARTERLY TRENDS								YEAR-TO-DATE
							3Q08 Change					2008 Change
	3Q08	2Q08	1Q08		4Q07	3Q07	2Q08	3Q07	2008		2007	2007
SELECTED BALANCE SHEET DATA (Period-end)
Equity	$33,000	$26,000	$22,000		$21,000	$21,000	27%	57%	$33,000		$21,000	57%

SELECTED BALANCE SHEET DATA (Average)
Total assets	$890,040	$814,860	$755,828		$735,685	$710,665	9	25	$820,497		$688,730	19
Trading assets — debt and equity instruments	360,821	367,184	369,456		371,842	372,212	(2)	(3)	365,802		355,708	3
Trading assets — derivative receivables	105,462	99,395	90,234		74,659	63,017	6	67	98,390		59,336	66
Loans:
Loans retained (a)	69,022	76,239	74,106		68,928	61,919	(9)	11	73,107		59,996	22
Loans held-for-sale & loans at fair value	17,612	20,440	19,612		24,977	17,315	(14)	2	19,215		15,278	26

Total loans	86,634	96,679	93,718		93,905	79,234	(10)	9	92,322		75,274	23
Adjusted assets (b)	694,459	676,777	662,419		644,573	625,619	3	11	677,945		600,688	13
Equity	26,000	23,319	22,000		21,000	21,000	11	24	23,781		21,000	13

Headcount	30,989	37,057	25,780		25,543	25,691	(16)	21	30,989		25,691	21

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs (recoveries)	$13	$(8)	$13		$(9)	$67	NM	(81)	$18		$45	(60)
Nonperforming assets:
Nonperforming loans (c)	436	313	321		353	265	39	65	436		265	65
Other nonperforming assets	147	177	118		100	60	(17)	145	147		60	145
Allowance for credit losses:
Allowance for loan losses	2,654	2,429	1,891		1,329	1,112	9	139	2,654		1,112	139
Allowance for lending-related commitments	463	469	607		560	568	(1)	(18)	463		568	(18)

Total allowance for credit losses	3,117	2,898	2,498		1,889	1,680	8	86	3,117		1,680	86

Net charge-off (recovery) rate (a) (d)	0.07%	(0.04)%	0.07%		(0.05)%	0.43%			0.03%		0.10%
Allowance for loan losses to average loans (a) (d)	3.85	3.19 (e)	2.55	(e)	1.93	1.80			3.63	(e)	1.85
Allowance for loan losses to nonperforming loans (c)	657	843	683		439	585			657		585
Nonperforming loans to average loans	0.50	0.32	0.34		0.38	0.33			0.47		0.35

(a)	Loans retained included credit portfolio loans, leveraged leases and other accrual loans, and excluded loans at fair value.

(b)	Adjusted assets, a non-GAAP financial measure, equals total assets minus (1) securities purchased under resale agreements and securities borrowed less securities sold, not yet purchased; (2) assets of variable interest entities (“VIEs”) consolidated under FIN 46R; (3) cash and securities segregated and on deposit for regulatory and other purposes; and (4) goodwill and intangibles. The amount of adjusted assets is presented to assist the reader in comparing the Investment Bank’s (“IB”) asset and capital levels to other investment banks in the securities industry. Asset-to-equity leverage ratios are commonly used as one measure to assess a company’s capital adequacy. The IB believes an adjusted asset amount that excludes the assets discussed above, which are considered to have a low risk profile, provides a more meaningful measure of balance sheet leverage in the securities industry.

(c)	Nonperforming loans included loans held-for-sale and loans at fair value of $32 million, $25 million, $44 million, $50 million, and $75 million at September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, and September 30, 2007, respectively, which were excluded from the allowance coverage ratios. Nonperforming loans excluded distressed loans held-for-sale that were purchased as part of IB’s proprietary activities.

(d)	Loans held-for-sale & loans at fair value were excluded when calculating the allowance coverage ratio and net charge-off (recovery) rate.

(e)	Excluding the impact of a loan originated in March 2008 to Bear Stearns, the adjusted ratio would be 3.46%, 2.61%, and 3.76% for the quarters ended June 30, 2008, and March 31, 2008, and year-to-date 2008, respectively. The average balance of the loan extended to Bear Stearns was $6.0 billion, $1.7 billion, and $2.6 billion for the quarters ended June 30, 2008, and March 31, 2008, and year-to-date 2008, respectively.

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio and rankings data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q08 Change				2008 Change
	3Q08	2Q08	1Q08	4Q07	3Q07	2Q08	3Q07	2008	2007	2007
MARKET RISK — AVERAGE TRADING AND CREDIT PORTFOLIO VAR (a)
Trading activities:
Fixed income	$183	$155	$120	$103	$98	18%	87%	$150	$72	108%
Foreign exchange	20	26	35	31	23	(23)	(13)	27	21	29
Equities	80	30	31	63	35	167	129	47	43	9
Commodities and other	41	31	28	29	28	32	46	33	34	(3)
Diversification (b)	(104)	(92)	(92)	(102)	(72)	(13)	(44)	(95)	(68)	(40)

Total trading VAR (c)	220	150	122	124	112	47	96	162	102	59

Credit portfolio VAR (d)	47	35	30	26	17	34	176	38	14	171
Diversification (b)	(49)	(36)	(30)	(27)	(22)	(36)	(123)	(39)	(16)	(144)

Total trading and credit portfolio VAR	$218	$149	$122	$123	$107	46	104	$161	100	61

	September 30, 2008 YTD		Full Year 2007
	Market		Market
MARKET SHARES AND RANKINGS (e)	Share	Rankings	Share	Rankings
Global debt, equity and equity-related	10%	#1	8%	# 2
Global syndicated loans	12%	#1	13%	# 1
Global long-term debt (f)	9%	#1	7%	# 3
Global equity and equity-related (g)	12%	#1	9%	# 2
Global announced M&A (h)	24%	#3	27%	# 4
U.S. debt, equity and equity-related	15%	#1	10%	# 2
U.S. syndicated loans	27%	#1	24%	# 1
U.S. long-term debt (f)	15%	#1	10%	# 2
U.S. equity and equity-related (g)	17%	#1	11%	# 5
U.S. announced M&A (h)	33%	#3	28%	# 3

(a)	Results for second quarter 2008 include one month of the combined Firm’s results and two months of heritage JPMorgan Chase & Co. results. All prior periods reflect heritage JPMorgan Chase & Co. results.

(b)	Average VARs were less than the sum of the VARs of their market risk components, which was due to risk offsets resulting from portfolio diversification. The diversification effect reflected the fact that the risks were not perfectly correlated. The risk of a portfolio of positions is usually less than the sum of the risks of the positions themselves.

(c)	Trading VAR includes predominantly all trading activities in IB; however, particular risk parameters of certain products are not fully captured, for example, correlation risk or the credit spread sensitivity of certain mortgage products. Trading VAR does not include VAR related to held-for-sale funded loans and unfunded commitments, nor the debit valuation adjustments (“DVA”) taken on derivative and structured liabilities to reflect the credit quality of the Firm. Trading VAR also does not include the MSR portfolio or VAR related to other corporate functions, such as Corporate/Private Equity.

(d)	Includes VAR on derivative credit valuation adjustments, hedges of the credit valuation adjustment and mark-to-market hedges of the retained loan portfolio, which are all reported in principal transactions revenue. This VAR does not include the retained loan portfolio.

(e)	Source: Thomson Reuters Securities data. September 30, 2008 YTD results are pro forma for the acquisition of Bear Stearns. Full year 2007 results represent heritage-JPMorgan Chase & Co. only.

(f)	Includes asset-backed securities, mortgage-backed securities and municipal securities.

(g)	Includes rights offerings; U.S. domiciled equity and equity-related transactions.

(h)	Source: Thomson Reuters Securities data. Global announced M&A is based upon rank value; all other rankings were based upon proceeds, with full credit to each book manager/equal if joint. Because of joint assignments, market share of all participants will add up to more than 100%. Global and U.S. announced M&A market share and ranking for 2007 include transactions withdrawn since December 31, 2007. U.S. announced M&A represents any U.S. involvement ranking.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS (in millions, except ratio and headcount data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q08 Change				2008 Change
	3Q08	2Q08	1Q08	4Q07	3Q07	2Q08	3Q07	2008	2007	2007
INCOME STATEMENT
REVENUE
Lending & deposit-related fees	$538	$497	$461	$496	$492	8%	9%	$1,496	$1,385	8%
Asset management, administration and commissions	346	375	377	332	336	(8)	3	1,098	943	16
Securities gains (losses)	—	—	—	1	—	—	—	—	—	—
Mortgage fees and related income	437	696	525	888	229	(37)	91	1,658	1,206	37
Credit card income	204	194	174	174	167	5	22	572	472	21
All other income	206	198	154	219	296	4	(30)	558	687	(19)

Noninterest revenue	1,731	1,960	1,691	2,110	1,520	(12)	14	5,382	4,693	15
Net interest income	3,144	3,055	3,011	2,705	2,681	3	17	9,210	7,971	16

TOTAL NET REVENUE	4,875	5,015	4,702	4,815	4,201	(3)	16	14,592	12,664	15

Provision for credit losses	1,678	1,332	2,492	1,051	680	26	147	5,502	1,559	253

NONINTEREST EXPENSE
Compensation expense	1,120	1,184	1,160	1,113	1,087	(5)	3	3,464	3,256	6
Noncompensation expense	1,552	1,386	1,310	1,313	1,265	12	23	4,248	3,753	13
Amortization of intangibles	100	100	100	114	117	—	(15)	300	351	(15)

TOTAL NONINTEREST EXPENSE	2,772	2,670	2,570	2,540	2,469	4	12	8,012	7,360	9

Income (loss) before income tax expense	425	1,013	(360)	1,224	1,052	(58)	(60)	1,078	3,745	(71)
Income tax expense (benefit)	178	407	(133)	472	413	(56)	(57)	452	1,462	(69)

NET INCOME (LOSS)	$247	$606	$(227)	$752	$639	(59)	(61)	$626	$2,283	(73)

FINANCIAL RATIOS
ROE	6%	14%	(5)%	19%	16%			5%	19%
Overhead ratio	57	53	55	53	59			55	58
Overhead ratio excluding core deposit intangibles (a)	55	51	53	50	56			53	55

SELECTED BALANCE SHEET DATA (Period-end)
Assets	$228,982	$230,695	$227,916	$225,908	$216,754	(1)	6	$228,982	$216,754	6
Loans:
Loans retained	187,548	187,595	184,211	181,016	172,498	—	9	187,548	172,498	9
Loans held-for-sale & loans at fair value (b)	9,655	16,282	18,000	16,541	18,274	(41)	(47)	9,655	18,274	(47)

Total loans	197,203	203,877	202,211	197,557	190,772	(3)	3	197,203	190,772	3
Deposits	222,574	223,121	230,854	221,129	216,135	—	3	222,574	216,135	3
Equity	$25,000	$17,000	$17,000	$16,000	$16,000	47	56	25,000	16,000	56

SELECTED BALANCE SHEET DATA (Average)
Assets	$230,428	$232,725	$227,560	$221,557	$214,852	(1)	7	$230,239	$216,218	6
Loans:
Loans retained	187,429	185,993	182,220	176,140	168,495	1	11	185,222	165,479	12
Loans held-for-sale & loans at fair value (b)	16,037	20,492	17,841	17,538	19,560	(22)	(18)	18,116	24,289	(25)

Total loans	203,466	206,485	200,061	193,678	188,055	(1)	8	203,338	189,768	7
Deposits	222,180	226,487	225,555	219,226	216,904	(2)	2	224,731	217,669	3
Equity	17,000	17,000	17,000	16,000	16,000	—	6	17,000	16,000	6

Headcount	67,265	69,550	70,095	69,465	68,528	(3)	(2)	67,265	68,528	(2)

(a)	Retail Financial Services uses the overhead ratio (excluding the amortization of core deposit intangibles (“CDI”)), a non-GAAP financial measure, to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation results in a higher overhead ratio in the earlier years and a lower overhead ratio in later years; this method would result in an improving overhead ratio over time, all things remaining equal. This non-GAAP ratio excludes Regional Banking’s core deposit intangible amortization expense related to The Bank of New York transaction and the Bank One merger of $99 million, $99 million, $99 million, $113 million, and $116 million for the quarters ending September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, and September 30, 2007, respectively, and $297 million and $347 million for year-to-date 2008 and 2007, respectively.

(b)	Loans included prime mortgage loans originated with the intent to sell, which were accounted for at fair value. These loans, classified as trading assets on the Consolidated balance sheets, totaled $8.1 billion, $14.1 billion, $13.5 billion, $12.6 billion, and $14.4 billion at September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, and September 30, 2007, respectively. Average loans included prime mortgage loans, classified as trading assets on the Consolidated balance sheets, of $14.5 billion, $16.9 billion, $13.4 billion, $13.5 billion, and $14.1 billion for the quarters ended September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, and September 30, 2007, respectively, and $14.9 billion and $11.4 billion for the year-to-date 2008 and 2007, respectively.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q08 Change				2008 Change
	3Q08	2Q08	1Q08	4Q07	3Q07	2Q08	3Q07	2008	2007	2007
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$1,196	$941	$789	$522	$350	27%	242%	$2,926	$805	263%
Nonperforming loans (a) (b) (c)	4,443	3,515	2,992	2,399	1,820	26	144	4,443	1,820	144
Nonperforming assets (a) (b) (c)	5,131	4,123	3,524	2,886	2,232	24	130	5,131	2,232	130
Allowance for loan losses	4,957	4,475	4,208	2,634	2,105	11	135	4,957	2,105	135

Net charge-off rate (d) (e)	2.44%	1.99%	1.71%	1.17%	0.82%			2.05%	0.65%
Allowance for loan losses to ending loans (d)	2.64	2.39	2.28	1.46	1.22			2.64	1.22
Allowance for loan losses to nonperforming loans (d)	117	134	147	113	117			117	117
Nonperforming loans to total loans	2.25	1.72	1.48	1.21	0.95			2.25	0.95

REGIONAL BANKING
Noninterest revenue	$1,049	$1,022	$878	$940	$1,013	3	4	$2,949	$2,783	6
Net interest income	2,652	2,571	2,543	2,363	2,325	3	14	7,766	6,920	12

Total net revenue	3,701	3,593	3,421	3,303	3,338	3	11	10,715	9,703	10
Provision for credit losses	1,552	1,213	2,324	915	574	28	170	5,089	1,301	291
Noninterest expense	1,773	1,778	1,794	1,785	1,760	—	1	5,345	5,238	2

Income (loss) before income tax expense	376	602	(697)	603	1,004	(38)	(63)	281	3,164	(91)
Net income (loss)	218	354	(433)	371	611	(38)	(64)	139	1,930	(93)

ROE	7%	11%	(14)	% 12%	21%			1%	22%
Overhead ratio	48	49	52	54	53			50	54
Overhead ratio excluding core deposit intangibles (f)	45	47	50	51	49			47	50

(a)	Nonperforming loans included loans held-for-sale and loans accounted for at fair value of $207 million, $180 million, $129 million, $69 million, and $17 million at September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, and September 30, 2007, respectively. Certain of these loans are classified as trading assets on the Consolidated balance sheets.

(b)	Nonperforming loans and assets excluded (1) loans eligible for repurchase as well as loans repurchased from Governmental National Mortgage Association (“GNMA”) pools that are insured by U.S. government agencies of $1.8 billion, $1.9 billion, $1.8 billion, $1.5 billion, and $1.3 billion at September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, and September 30, 2007, respectively, and (2) education loans that are 90 days past due and still accruing, which are insured by U.S. government agencies under the Federal Family Education Loan Program of $405 million, $ 371 million, $252 million, $279 million, and $241 million at September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, and September 30, 2007, respectively. These amounts for GNMA and education loans are excluded, as reimbursement is proceeding normally.

(c)	During the second quarter of 2008, the policy for classifying subprime mortgage and home equity loans as nonperforming was changed to conform with all other home lending products. Prior period nonperforming loans and assets have been revised to conform with this change.

(d)	Loans held-for-sale and loans accounted for at fair value under SFAS 159 were excluded when calculating the allowance coverage ratio and the net charge-off rate.

(e)	The net charge-off rate for the quarters ended September 30, 2008, June 30, 2008, March 31, 2008, and December 31, 2007, excluded $45 million, $19 million, $14 million, and $2 million, respectively, and the nine months ended September 30, 2008, excluded $78 million of charge-offs related to prime mortgage loans held by Corporate/Private Equity.

(f)	Regional Banking uses the overhead ratio (excluding the amortization of core deposit intangibles (“CDI”)), a non-GAAP financial measure, to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation results in a higher overhead ratio in the earlier years and a lower overhead ratio in later years; this inclusion would result in an improving overhead ratio over time, all things remaining equal. This non-GAAP ratio excludes Regional Banking’s core deposit intangible amortization expense related to The Bank of New York transaction and the Bank One merger of $99 million, $99 million, $99 million, $113 million, and $116 million for the quarters ended September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, and September 30, 2007, respectively, and $297 million and $347 million for year-to-date 2008 and 2007, respectively.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q08 Change				2008 Change
	3Q08	2Q08	1Q08	4Q07	3Q07	2Q08	3Q07	2008	2007	2007
REGIONAL BANKING (continued)
BUSINESS METRICS (in billions)
Home equity origination volume	$2.6	$5.3	$6.7	$9.8	$11.2	(51)%	(77)%	$14.6	$38.5	(62)%
End of period loans owned:
Home equity	$94.6	$95.1	$95.0	$94.8	$93.0	(1)	2	$94.6	$93.0	2
Mortgage (a)	13.6	14.9	15.9	15.7	12.3	(9)	11	13.6	12.3	11
Business banking	16.5	16.4	15.8	15.4	14.9	1	11	16.5	14.9	11
Education	15.3	13.0	12.4	11.0	10.2	18	50	15.3	10.2	50
Other loans (b)	1.0	1.1	1.1	2.3	2.4	(9)	(58)	1.0	2.4	(58)

Total end of period loans	141.0	140.5	140.2	139.2	132.8	—	6	141.0	132.8	6
End of period deposits:
Checking	$69.0	$69.1	$69.1	$67.0	$64.5	—	7	$69.0	$64.5	7
Savings	105.0	105.8	105.4	96.0	95.7	(1)	10	105.0	95.7	10
Time and other	37.5	37.0	44.6	48.7	46.5	1	(19)	37.5	46.5	(19)

Total end of period deposits	211.5	211.9	219.1	211.7	206.7	—	2	211.5	206.7	2
Average loans owned:
Home equity	$94.8	$95.1	$95.0	$94.0	$91.8	—	3	$95.0	$89.1	7
Mortgage loans (a)	14.3	15.6	15.8	13.7	9.9	(8)	44	15.2	9.2	65
Business banking	16.4	16.1	15.6	15.1	14.8	2	11	16.1	14.5	11
Education (c)	14.1	12.7	12.0	10.6	9.8	11	44	12.9	10.4	24
Other loans (b)	1.0	1.1	1.5	2.3	2.4	(9)	(58)	1.2	2.6	(54)

Total average loans (c)	140.6	140.6	139.9	135.7	128.7	—	9	140.4	125.8	12
Average deposits:
Checking	$68.0	$68.5	$66.3	$64.5	$64.9	(1)	5	$63.4	$66.5	(5)
Savings	105.5	105.8	100.3	96.3	97.1	—	9	103.9	97.4	7
Time and other	36.7	39.6	47.7	47.7	43.3	(7)	(15)	45.5	42.5	7

Total average deposits	210.2	213.9	214.3	208.5	205.3	(2)	2	212.8	206.4	3
Average assets	148.7	149.3	149.9	147.1	140.6	—	6	149.3	138.1	8
Average equity	12.4	12.4	12.4	11.8	11.8	—	5	12.4	11.8	5

CREDIT DATA AND QUALITY STATISTICS
30+ day delinquency rate (d) (e)	4.18%	3.61%	3.23%	3.03%	2.39%			4.18%	2.39%
Net charge-offs
Home equity	$663	$511	$447	$248	$150	30	342	$1,621	$316	413
Mortgage	318	211	163	73	40	51	NM	692	86	NM
Business banking	55	51	40	38	33	8	67	146	88	66
Other loans	34	48	21	28	23	(29)	48	103	88	17

Total net charge-offs	1,070	821	671	387	246	30	335	2,562	578	343
Net charge-off rate
Home equity	2.78%	2.16%	1.89%	1.05%	0.65%			2.28%	0.47%
Mortgage (f)	7.59	4.95	3.79	2.06	1.60			5.40	1.25
Business banking	1.33	1.27	1.03	1.00	0.88			1.21	0.81
Other loans	0.97	1.80	0.89	1.21	1.01			1.21	1.28
Total net charge-off rate (c) (f)	2.92	2.35	1.94	1.16	0.78			2.41	0.63
Nonperforming assets (g) (h)	$4,310	$3,506	$3,047	$2,574	$2,034	23	112	$4,310	$2,034	112

(a)	Balance reported predominantly reflected subprime mortgage loans owned.

(b)	Included commercial loans derived from community development activities prior to March 31, 2008.

(c)	Average loans included loans held-for-sale of $1.2 billion, $3.1 billion, $4.0 billion, $3.7 billion, and $3.2 billion for the quarters ended September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, and September 30, 2007, respectively, and $2.8 billion and $3.8 billion for year-to-date 2008 and 2007, respectively. These amounts were excluded when calculating the net charge-off rate.

(d)	Excluded loans eligible for repurchase as well as loans repurchased from GNMA pools that are insured by U.S. government agencies of $2.0 billion, $1.5 billion, $1.5 billion, $1.2 billion, and $979 million at September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, and September 30, 2007, respectively. These amounts are excluded as reimbursement is proceeding normally.

(e)	Excluded loans that are 30 days past due and still accruing, which are insured by U.S. government agencies under the Federal Family Education Loan Program of $787 million, $594 million, $534 million, $663 million, and $590 million at September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, and September 30, 2007, respectively. These amounts are excluded as reimbursement is proceeding normally.

(f)	The net charge-off rate for the quarters ended September 30, 2008, June 30, 2008, March 31, 2008, and December 31, 2007, excluded $45 million, $19 million, $14 million, and $2 million, respectively, and the nine months ended September 30, 2008, excluded $78 million of charge-offs related to prime mortgage loans held by Corporate/Private Equity.

(g)	Nonperforming assets excluded (1) loans eligible for repurchase as well as loans repurchased from Governmental National Mortgage Association (“GNMA”) pools that are insured by U.S. government agencies of $1.8 billion, $1.9 billion, $1.8 billion, $1.5 billion, and $1.3 billion at September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, and September 30, 2007, respectively, and (2) education loans that are 90 days past due and still accruing, which are insured by U.S. government agencies under the Federal Family Education Loan Program of $405 million, $371 million, $252 million, $279 million, and $241 million at September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, and September 30, 2007, respectively. These amounts for GNMA and education loans are excluded, as reimbursement is proceeding normally.

(h)	During the second quarter of 2008, the policy for classifying subprime mortgage and home equity loans as nonperforming was changed to conform with all other home lending products. Prior period nonperforming assets have been revised to conform with this change.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q08 Change				2008 Change
	3Q08	2Q08	1Q08	4Q07	3Q07	2Q08	3Q07	2008	2007	2007
REGIONAL BANKING (continued)
RETAIL BRANCH BUSINESS METRICS
Investment sales volume	$4,389	$5,211	$4,084	$4,114	$4,346	(16)%	1%	$13,684	$14,246	(4)%

Number of:
Branches	3,179	3,157	3,146	3,152	3,096	1	3	3,179	3,096	3
ATMs	9,308	9,310	9,237	9,186	8,943	—	4	9,308	8,943	4
Personal bankers	10,201	9,995	9,826	9,650	9,503	2	7	10,201	9,503	7
Sales specialists	3,959	4,116	4,133	4,105	4,025	(4)	(2)	3,959	4,025	(2)
Active online customers (in thousands)	7,315	7,180	6,454	5,918	5,706	2	28	7,315	5,706	28
Checking accounts (in thousands)	11,672	11,336	11,068	10,839	10,644	3	10	11,672	10,644	10

MORTGAGE BANKING

Production revenue	$254	$597	$576	$321	$176	(57)	44	$1,427	$1,039	37

Net mortgage servicing revenue:
Loan servicing revenue	695	678	634	665	629	3	10	2,007	1,845	9
Changes in MSR asset fair value:
Due to inputs or assumptions in model	(786)	1,519	(632)	(766)	(810)	NM	3	101	250	(60)
Other changes in fair value	(390)	(394)	(425)	(393)	(377)	1	(3)	(1,209)	(1,138)	(6)

Total changes in MSR asset fair value	(1,176)	1,125	(1,057)	(1,159)	(1,187)	NM	1	(1,108)	(888)	(25)
Derivative valuation adjustments and other	893	(1,478)	598	1,232	788	NM	13	13	(353)	NM

Total net mortgage servicing revenue	412	325	175	738	230	27	79	912	604	51

Total net revenue	666	922	751	1,059	406	(28)	64	2,339	1,643	42
Noninterest expense	747	649	536	518	485	15	54	1,932	1,469	32

Income (loss) before income tax expense	(81)	273	215	541	(79)	NM	(3)	407	174	134
Net income (loss)	(50)	169	132	332	(48)	NM	(4)	251	107	135

ROE	(8)%	28%	22%	66	(10)%			14%	7%

Business metrics (in billions)
Third-party mortgage loans serviced (ending)	$681.8	$659.1	$627.1	$614.7	$600.0	3	14	$681.8	$600.0	14
MSR net carrying value (ending)	10.6	10.9	8.4	8.6	9.1	(3)	16	10.6	9.1	16
Avg mortgage loans held-for-sale & loans at fair value (a)	14.9	17.4	13.8	13.8	16.4	(14)	(9)	15.4	20.4	(25)
Average assets	35.4	36.2	32.2	30.6	31.4	(2)	13	34.6	35.0	(1)
Average equity	2.4	2.4	2.4	2.0	2.0	—	20	2.4	2.0	20

Mortgage origination volume by channel (in billions)
Retail	$8.4	$12.5	$12.6	$9.9	$11.1	(33)	(24)	$33.5	$35.6	(6)
Wholesale	5.9	9.1	10.6	10.2	9.8	(35)	(40)	25.6	32.5	(21)
Correspondent	13.2	17.0	12.0	9.5	7.2	(22)	83	42.2	18.4	129
CNT (negotiated transactions)	10.2	17.5	11.9	10.4	11.1	(42)	(8)	39.6	32.9	20

Total	37.7	56.1	47.1	40.0	39.2	(33)	(4)	140.9	119.4	18

(a)	Included $14.5 billion, $16.9 billion, $13.4 billion, $13.5 billion, and $14.1 billion of prime mortgage loans at fair value for the quarters ended September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, and September 30, 2007, respectively, and $14.9 billion and $11.4 billion for year-to-date 2008 and 2007, respectively. These loans are classified as trading assets on the Consolidated balance sheets.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q08 Change				2008 Change
	3Q08	2Q08	1Q08	4Q07	3Q07	2Q08	3Q07	2008	2007	2007
AUTO FINANCE
Noninterest revenue	$157	$155	$151	$142	$140	1%	12%	$463	$409	13%
Net interest income	349	343	379	308	307	2	14	1,071	898	19

Total net revenue	506	498	530	450	447	2	13	1,534	1,307	17
Provision for credit losses	124	117	168	133	96	6	29	409	247	66
Noninterest expense	252	243	240	237	224	4	13	735	653	13

Income before income tax expense	130	138	122	80	127	(6)	2	390	407	(4)
Net income	79	83	74	49	76	(5)	4	236	246	(4)

ROE	14%	15%	13%	9%	14%			14%	15%
ROA	0.68	0.71	0.65	0.44	0.70			0.68	0.76

Business metrics (in billions)
Auto origination volume	$3.8	$5.6	$7.2	$5.6	$5.2	(32)	(27)	$16.6	$15.7	6
End-of-period loans and lease related assets
Loans outstanding	$43.2	$44.7	$44.4	$42.0	$40.3	(3)	7	$43.2	$40.3	7
Lease financing receivables	0.1	0.2	0.3	0.3	0.6	(50)	(83)	0.1	0.6	(83)
Operating lease assets	2.2	2.1	2.0	1.9	1.8	5	22	2.2	1.8	22

Total end-of-period loans and lease related assets	45.5	47.0	46.7	44.2	42.7	(3)	7	45.5	42.7	7
Average loans and lease related assets
Loans outstanding	$43.8	$44.7	$42.9	$41.1	$39.9	(2)	10	$43.8	$39.8	10
Lease financing receivables	0.1	0.2	0.3	0.5	0.7	(50)	(86)	0.2	1.1	(82)
Operating lease assets	2.2	2.1	1.9	1.9	1.8	5	22	2.1	1.7	24

Total average loans and lease related assets	46.1	47.0	45.1	43.5	42.4	(2)	9	46.1	42.6	8
Average assets	46.4	47.3	45.5	43.8	42.9	(2)	8	46.4	43.1	8
Average equity	2.3	2.3	2.3	2.2	2.2	—	5	2.3	2.2	5

Credit quality statistics
30+ day delinquency rate	1.82%	1.57%	1.44%	1.85%	1.65%			1.82%	1.65%
Net charge-offs
Loans	$123	$118	$117	$132	$98	4	26	$358	$218	64
Lease receivables	1	1	1	1	1	—	—	3	3	—

Total net charge-offs	124	119	118	133	99	4	25	361	221	63
Net charge-off rate
Loans	1.12%	1.06%	1.10%	1.27%	0.97%			1.09%	0.73%
Lease receivables	3.98	2.01	1.34	0.79	0.57			2.00	0.36
Total net charge-off rate	1.12	1.07	1.10	1.27	0.97			1.10	0.72
Nonperforming assets	$239	$164	$160	$188	$156	46	53	$239	$156	53

JPMORGAN CHASE & CO. CARD SERVICES - MANAGED BASIS FINANCIAL HIGHLIGHTS (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q08 Change				2008 Change
	3Q08	2Q08	1Q08	4Q07	3Q07	2Q08	3Q07	2008	2007	2007
INCOME STATEMENT
REVENUE
Credit card income	$633	$673	$600	$712	$692	(6)%	(9)%	$1,906	$1,973	(3)%
All other income	13	91	119	122	67	(86)	(81)	223	239	(7)

Noninterest revenue	646	764	719	834	759	(15)	(15)	2,129	2,212	(4)
Net interest income	3,241	3,011	3,185	3,137	3,108	8	4	9,437	9,052	4

TOTAL NET REVENUE	3,887	3,775	3,904	3,971	3,867	3	1	11,566	11,264	3

Provision for credit losses	2,229	2,194	1,670	1,788	1,363	2	64	6,093	3,923	55

NONINTEREST EXPENSE
Compensation expense	267	258	267	260	256	3	4	792	761	4
Noncompensation expense	773	763	841	790	827	1	(7)	2,377	2,383	—
Amortization of intangibles	154	164	164	173	179	(6)	(14)	482	547	(12)

TOTAL NONINTEREST EXPENSE	1,194	1,185	1,272	1,223	1,262	1	(5)	3,651	3,691	(1)

Income before income tax expense	464	396	962	960	1,242	17	(63)	1,822	3,650	(50)
Income tax expense	172	146	353	351	456	18	(62)	671	1,340	(50)

NET INCOME	$292	$250	$609	$609	$786	17	(63)	$1,151	$2,310	(50)

Memo: Net securitization gains (amortization)	$(28)	$36	$70	$28	$—	NM	NM	$78	$39	100

FINANCIAL METRICS
ROE	8%	7%	17%	17%	22%			11%	22%
Overhead ratio	31	31	33	31	33			32	33
% of average managed outstandings:
Net interest income	8.18	7.92	8.34	8.20	8.29			8.15	8.15
Provision for credit losses	5.63	5.77	4.37	4.67	3.64			5.26	3.53
Noninterest revenue	1.63	2.01	1.88	2.18	2.03			1.84	1.99
Risk adjusted margin (a)	4.19	4.16	5.85	5.71	6.68			4.73	6.61
Noninterest expense	3.01	3.12	3.33	3.20	3.37			3.15	3.32
Pretax income (ROO) (b)	1.17	1.04	2.52	2.51	3.31			1.57	3.29
Net income	0.74	0.66	1.60	1.59	2.10			0.99	2.08

BUSINESS METRICS
Charge volume (in billions)	$93.9	$93.6	$85.4	$95.5	$89.8	—	5	$272.9	$259.1	5
Net accounts opened (in millions)	3.6	3.6	3.4	5.3	4.0	—	(10)	10.6	11.1	(5)
Credit cards issued (in millions)	156.9	157.6	156.4	155.0	153.6	—	2	156.9	153.6	2
Number of registered internet customers (in millions)	27.5	28.0	26.7	28.3	26.4	(2)	4	27.5	26.4	4

Merchant acquiring business (c)
Bank card volume (in billions)	$197.1	$199.3	$182.4	$194.4	$181.4	(1)	9	$578.8	$524.7	10
Total transactions (in billions)	5.7	5.6	5.2	5.4	5.0	2	14	16.5	14.3	15

(a)	Represents total net revenue less provision for credit losses.

(b)	Pretax return on average managed outstandings.

(c)	Represents 100% of the merchant acquiring business.

JPMORGAN CHASE & CO. CARD SERVICES - MANAGED BASIS FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except headcount and ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q08 Change				2008 Change
	3Q08	2Q08	1Q08	4Q07	3Q07	2Q08	3Q07	2008	2007	2007
SELECTED ENDING BALANCES
Loans:
Loans on balance sheets	$77,565	$76,278	$75,888	$84,352	$79,409	2%	(2)%	$77,565	$79,409	(2)%
Securitized loans	81,745	79,120	75,062	72,701	69,643	3	17	81,745	69,643	17

Managed loans	$159,310	$155,398	$150,950	$157,053	$149,052	3	7	$159,310	$149,052	7

Equity	$15,000	$14,100	$14,100	$14,100	$14,100	6	6	$15,000	$14,100	6

SELECTED AVERAGE BALANCES
Managed assets	$169,413	$161,601	$159,602	$158,183	$154,956	5	9	$163,560	$155,206	5
Loans:
Loans on balance sheets	$79,183	$75,630	$79,445	$79,028	$79,993	5	(1)	$78,090	$80,301	(3)
Securitized loans	78,371	77,195	74,108	72,715	68,673	2	14	76,564	68,200	12

Managed average loans	$157,554	$152,825	$153,553	$151,743	$148,666	3	6	$154,654	$148,501	4

Equity	$14,100	$14,100	$14,100	$14,100	$14,100	—	—	$14,100	$14,100	—

Headcount	19,722	19,570	18,931	18,554	18,887	1	4	19,722	18,887	4

MANAGED CREDIT QUALITY STATISTICS
Net charge-offs	$1,979	$1,894	$1,670	$1,488	$1,363	4	45	$5,543	$4,008	38
Net charge-off rate	5.00%	4.98%	4.37%	3.89%	3.64%			4.79%	3.61%

Managed delinquency ratios
30+ days	3.69%	3.46%	3.66%	3.48%	3.25%			3.69%	3.25%
90+ days	1.74	1.76	1.84	1.65	1.50			1.74	1.50

Allowance for loan losses (a)	$3,951	$3,705	$3,404	$3,407	$3,107	7	27	$3,951	$3,107	27
Allowance for loan losses to period-end loans (a)	5.09%	4.86%	4.49%	4.04%	3.91%			5.09%	3.91%

(a)	Loans on a reported basis.

JPMORGAN CHASE & CO. CARD RECONCILIATION OF REPORTED AND MANAGED DATA (in millions)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q08 Change				2008 Change
	3Q08	2Q08	1Q08	4Q07	3Q07	2Q08	3Q07	2008	2007	2007
INCOME STATEMENT DATA (a)
Credit card income
Reported	$1,476	$1,516	$1,537	$1,597	$1,528	(3)%	(3)%	$4,529	$4,343	4%
Securitization adjustments	(843)	(843)	(937)	(885)	(836)	—	(1)	(2,623)	(2,370)	(11)

Managed credit card income	$633	$673	$600	$712	$692	(6)	(9)	$1,906	$1,973	(3)

Net interest income
Reported	$1,525	$1,338	$1,567	$1,633	$1,694	14	(10)	$4,430	$4,921	(10)
Securitization adjustments	1,716	1,673	1,618	1,504	1,414	3	21	5,007	4,131	21

Managed net interest income	$3,241	$3,011	$3,185	$3,137	$3,108	8	4	$9,437	$9,052	4

Total net revenue
Reported	$3,014	$2,945	$3,223	$3,352	$3,289	2	(8)	$9,182	$9,503	(3)
Securitization adjustments	873	830	681	619	578	5	51	2,384	1,761	35

Managed total net revenue	$3,887	$3,775	$3,904	$3,971	$3,867	3	1	$11,566	$11,264	3

Provision for credit losses
Reported	$1,356	$1,364	$989	$1,169	$785	(1)	73	$3,709	$2,162	72
Securitization adjustments	873	830	681	619	578	5	51	2,384	1,761	35

Managed provision for credit losses	$2,229	$2,194	$1,670	$1,788	$1,363	2	64	$6,093	$3,923	55

BALANCE SHEETS — AVERAGE BALANCES (a)
Total average assets
Reported	$93,701	$87,021	$88,013	$88,244	$88,856	8	5	$89,594	$89,491	—
Securitization adjustments	75,712	74,580	71,589	69,939	66,100	2	15	73,966	65,715	13

Managed average assets	$169,413	$161,601	$159,602	$158,183	$154,956	5	9	$163,560	$155,206	5

CREDIT QUALITY STATISTICS (a)
Net charge-offs
Reported	$1,106	$1,064	$989	$869	$785	4	41	$3,159	$2,247	41
Securitization adjustments	873	830	681	619	578	5	51	2,384	1,761	35

Managed net charge-offs	$1,979	$1,894	$1,670	$1,488	$1,363	4	45	$5,543	$4,008	38

(a)	JPMorgan Chase & Co. uses the concept of “managed receivables” to evaluate the credit performance and overall performance of the underlying credit card loans, both sold and not sold; as the same borrower is continuing to use the credit card for ongoing charges, a borrower’s credit performance will affect both the receivables sold under SFAS 140 and those not sold. Thus, in its disclosures regarding managed receivables, JPMorgan Chase & Co. treats the sold receivables as if they were still on the balance sheet in order to disclose the credit performance (such as net charge-off rates) of the entire managed credit card portfolio. Managed results exclude the impact of credit card securitizations on total net revenue, the provision for credit losses, net charge-offs and loan receivables. Securitization does not change reported net income versus managed earnings; however, it does affect the classification of items on the Consolidated Statements of Income and Consolidated Balance Sheets.

JPMORGAN CHASE & CO. COMMERCIAL BANKING FINANCIAL HIGHLIGHTS (in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q08 Change				2008 Change
	3Q08	2Q08	1Q08	4Q07	3Q07	2Q08	3Q07	2008	2007	2007
INCOME STATEMENT
REVENUE
Lending & deposit-related fees	$212	$207	$193	$172	$159	2%	33%	$612	$475	29%
Asset management, administration and commissions	29	26	26	24	24	12	21	81	68	19
All other income (a)	147	150	115	130	107	(2)	37	412	394	5

Noninterest revenue	388	383	334	326	290	1	34	1,105	937	18
Net interest income	737	723	733	758	719	2	3	2,193	2,082	5

TOTAL NET REVENUE	1,125	1,106	1,067	1,084	1,009	2	11	3,298	3,019	9

Provision for credit losses	126	47	101	105	112	168	13	274	174	57

NONINTEREST EXPENSE
Compensation expense	177	173	178	184	160	2	11	528	522	1
Noncompensation expense	298	290	294	307	300	3	(1)	882	890	(1)
Amortization of intangibles	11	13	13	13	13	(15)	(15)	37	42	(12)

TOTAL NONINTEREST EXPENSE	486	476	485	504	473	2	3	1,447	1,454	—

Income before income tax expense	513	583	481	475	424	(12)	21	1,577	1,391	13
Income tax expense	201	228	189	187	166	(12)	21	618	545	13

NET INCOME	$312	$355	$292	$288	$258	(12)	21	$959	$846	13

MEMO:
Revenue by product:
Lending	$377	$376	$379	$380	$343	—	10	$1,132	$1,039	9
Treasury services	643	630	616	631	594	2	8	1,889	1,719	10
Investment banking	87	91	68	70	64	(4)	36	246	222	11
Other	18	9	4	3	8	100	125	31	39	(21)

Total Commercial Banking revenue	$1,125	$1,106	$1,067	$1,084	$1,009	2	11	$3,298	$3,019	9

IB revenue, gross (b)	$252	$270	$203	$227	$194	(7)	30	$725	$661	10

Revenue by business:
Middle Market Banking	$729	$708	$706	$695	$680	3	7	$2,143	$1,994	7
Mid-Corporate Banking	236	235	207	239	167	—	41	678	576	18
Real Estate Banking	91	94	97	102	108	(3)	(16)	282	319	(12)
Other	69	69	57	48	54	—	28	195	130	50

Total Commercial Banking revenue	$1,125	$1,106	$1,067	$1,084	$1,009	2	11	$3,298	$3,019	9

FINANCIAL RATIOS
ROE	18%	20%	17%	17%	15%			18%	18%
Overhead ratio	43	43	45	46	47			44	48

(a)	IB-related and commercial card revenue is included in all other income.

(b)	Represents the total revenue related to investment banking products sold to Commercial Banking (“CB”) clients.

JPMORGAN CHASE & CO. COMMERCIAL BANKING FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio and headcount data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q08 Change				2008 Change
	3Q08	2Q08	1Q08	4Q07	3Q07	2Q08	3Q07	2008	2007	2007
SELECTED BALANCE SHEET DATA (Period-end)
Equity	$8,000	$7,000	$7,000	$6,700	$6,700	14%	19%	$8,000	$6,700	19%

SELECTED BALANCE SHEET DATA (Average)
Total assets	$101,681	$103,469	$101,979	$94,550	$86,652	(2)	17	$102,374	$84,643	21
Loans:
Loans retained	71,901	70,682	67,510	63,749	60,839	2	18	70,038	59,045	19
Loans held-for-sale & loans at fair value	397	379	521	1,795	433	5	(8)	432	550	(21)

Total loans (a)	72,298	71,061	68,031	65,544	61,272	2	18	70,470	59,595	18
Liability balances (b)	99,410	99,404	99,477	96,716	88,081	—	13	99,430	84,697	17
Equity	7,000	7,000	7,000	6,700	6,700	—	4	7,000	6,435	9

MEMO:
Loans by business:
Middle Market Banking	$43,155	$42,879	$40,111	$38,275	$37,617	1	15	$42,052	$37,016	14
Mid-Corporate Banking	16,491	15,357	15,150	15,440	12,076	7	37	15,669	11,484	36
Real Estate Banking	7,513	7,500	7,457	7,347	7,144	—	5	7,490	7,038	6
Other	5,139	5,325	5,313	4,482	4,435	(3)	16	5,259	4,057	30

Total Commercial Banking loans	$72,298	$71,061	$68,031	$65,544	$61,272	2	18	$70,470	$59,595	18

Headcount	3,965	4,028	4,075	4,125	4,158	(2)	(5)	3,965	4,158	(5)

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$40	$49	$81	$33	$20	(18)	100	$170	$11	NM
Nonperforming loans (c)	572	486	446	146	134	18	327	572	134	327
Allowance for credit losses:
Allowance for loan losses (d)	1,905	1,843	1,790	1,695	1,623	3	17	1,905	1,623	17
Allowance for lending-related commitments	191	170	200	236	236	12	(19)	191	236	(19)

Total allowance for credit losses	2,096	2,013	1,990	1,931	1,859	4	13	2,096	1,859	13

Net charge-off rate (a)	0.22%	0.28%	0.48%	0.21%	0.13%			0.32%	0.02%
Allowance for loan losses to average loans (a)	2.65	2.61	2.65	2.66	2.67			2.72	2.75
Allowance for loan losses to nonperforming loans (c)	333	401	426	1,161	1,211			333	1,211
Nonperforming loans to average loans	0.79	0.68	0.66	0.22	0.22			0.81	0.22

(a)	Loans held-for-sale and loans accounted for at fair value were excluded when calculating the allowance coverage ratio and the net charge-off rate.

(b)	Liability balances include deposits and deposits swept to on-balance sheet liabilities such as commercial paper, federal funds purchased and securities sold under repurchase agreements.

(c)	Nonperforming loans included loans held-for-sale and loans at fair value of $26 million at both June 30, 2008 and March 31, 2008. These amounts were excluded when calculating the allowance coverage ratios. There were no nonperforming loans held-for-sale or held at fair value at September 30, 2008, December 31, 2007, and September 30, 2007.

(d)	The allowance for loan losses at June 30, 2008, included an amount related to loans acquired in the merger with Bear Stearns.

JPMORGAN CHASE & CO. TREASURY & SECURITIES SERVICES FINANCIAL HIGHLIGHTS (in millions, except headcount and ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q08 Change				2008 Change
	3Q08	2Q08	1Q08	4Q07	3Q07	2Q08	3Q07	2008	2007	2007
INCOME STATEMENT
REVENUE
Lending & deposit-related fees	$290	$283	$269	$247	$244	2%	19%	$842	$676	25%
Asset management, administration and commissions	719	846	820	806	730	(15)	(2)	2,385	2,244	6
All other income	221	228	200	228	171	(3)	29	649	480	35

Noninterest revenue	1,230	1,357	1,289	1,281	1,145	(9)	7	3,876	3,400	14
Net interest income	723	662	624	649	603	9	20	2,009	1,615	24

TOTAL NET REVENUE	1,953	2,019	1,913	1,930	1,748	(3)	12	5,885	5,015	17

Provision for credit losses	18	7	12	4	9	157	100	37	15	147
Credit reimbursement to IB (a)	(31)	(30)	(30)	(30)	(31)	(3)	—	(91)	(91)	—

NONINTEREST EXPENSE
Compensation expense	664	669	641	607	579	(1)	15	1,974	1,746	13
Noncompensation expense	661	632	571	598	538	5	23	1,864	1,563	19
Amortization of intangibles	14	16	16	17	17	(13)	(18)	46	49	(6)

TOTAL NONINTEREST EXPENSE	1,339	1,317	1,228	1,222	1,134	2	18	3,884	3,358	16

Income before income tax expense	565	665	643	674	574	(15)	(2)	1,873	1,551	21
Income tax expense	159	240	240	252	214	(34)	(26)	639	576	11

NET INCOME	$406	$425	$403	$422	$360	(4)	13	$1,234	$975	27

REVENUE BY BUSINESS
Treasury Services	$897	$852	$813	$824	$780	5	15	2,562	$2,189	17
Worldwide Securities Services	1,056	1,167	1,100	1,106	968	(10)	9	3,323	2,826	18

TOTAL NET REVENUE	$1,953	$2,019	$1,913	$1,930	$1,748	(3)	12	$5,885	$5,015	17

FINANCIAL RATIOS
ROE	46%	49%	46%	56%	48%			47%	43%
Overhead ratio	69	65	64	63	65			66	67
Pretax margin ratio (b)	29	33	34	35	33			32	31

SELECTED BALANCE SHEET DATA (Period-end)
Equity	$4,500	$3,500	$3,500	$3,000	$3,000	29	50	$4,500	$3,000	50

SELECTED BALANCE SHEET DATA (Average)
Total assets	$49,386	$56,192	$57,204	$60,830	$55,688	(12)	(11)	$54,243	$50,829	7
Loans (c)	26,650	23,822	23,086	23,489	20,602	12	29	24,527	19,921	23
Liability balances (d)	259,992	268,293	254,369	250,645	236,381	(3)	10	260,882	221,606	18
Equity	3,500	3,500	3,500	3,000	3,000	—	17	3,500	3,000	17

Headcount	27,592	27,232	26,561	25,669	25,209	1	9	27,592	25,209	9

(a)	TSS is charged a credit reimbursement related to certain exposures managed within the IB credit portfolio on behalf of clients shared with TSS.

(b)	Pretax margin represents income before income tax expense divided by total net revenue, which is a measure of pretax performance and another basis by which management evaluates its performance and that of its competitors.

(c)	Loan balances include wholesale overdrafts, commercial card and trade finance loans.

(d)	Liability balances include deposits and deposits swept to on-balance sheet liabilities such as commercial paper, federal funds purchased and securities sold under repurchase agreements.

JPMORGAN CHASE & CO. TREASURY & SECURITIES SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)
TSS firmwide metrics include revenue recorded in the CB, Regional Banking and Asset Management (“AM”) lines of business and excludes FX revenue recorded in the IB for TSS-related FX activity. In order to capture the firmwide impact of Treasury Services (“TS”) and TSS products and revenue, management reviews firmwide metrics such as liability balances, revenue and overhead ratios in assessing financial performance for TSS. Firmwide metrics are necessary in order to understand the aggregate TSS business.

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q08 Change				2008 Change
	3Q08	2Q08	1Q08	4Q07	3Q07	2Q08	3Q07	2008	2007	2007
TSS FIRMWIDE DISCLOSURES
Treasury Services revenue — reported	$897	$852	$813	$824	$780	5%	15%	$2,562	$2,189	17%
Treasury Services revenue reported in Commercial Banking	643	630	616	631	594	2	8	1,889	1,719	10
Treasury Services revenue reported in other lines of business	76	72	69	75	70	6	9	217	195	11

Treasury Services firmwide revenue (a)	1,616	1,554	1,498	1,530	1,444	4	12	4,668	4,103	14

Worldwide Securities Services revenue	1,056	1,167	1,100	1,106	968	(10)	9	3,323	2,826	18

Treasury & Securities Services firmwide revenue (a)	$2,672	$2,721	$2,598	$2,636	$2,412	(2)	11	$7,991	$6,929	15

Treasury Services firmwide liability balances (average) (b)	$227,760	$230,689	$221,716	$218,416	$201,671	(1)	13	$226,725	$192,560	18
Treasury & Securities Services firmwide liability balances (average) (b)	359,401	367,670	353,845	347,361	324,462	(2)	11	360,302	306,302	18

TSS FIRMWIDE FINANCIAL RATIOS
Treasury Services firmwide overhead ratio (c)	52%	54%	55%	53%	54%			54%	57%
Treasury & Securities Services firmwide overhead ratio (c)	60	58	58	57	59			59	60

FIRMWIDE BUSINESS METRICS
Assets under custody (in billions)	$14,417	$15,476	$15,690	$15,946	$15,614	(7)	(8)	$14,417	$15,614	(8)

Number of:
US$ ACH transactions originated (in millions)	997	993	1,004	984	943	—	6	2,994	2,886	4
Total US$ clearing volume (in thousands)	29,277	29,063	28,056	28,386	28,031	1	4	86,396	82,650	5
International electronic funds transfer volume (in thousands) (d)	41,831	41,432	40,039	42,723	41,415	1	1	123,302	125,882	(2)
Wholesale check volume (in millions)	595	618	623	656	731	(4)	(19)	1,836	2,269	(19)
Wholesale cards issued (in thousands) (e)	21,858	19,917	19,122	18,722	18,108	10	21	21,858	18,108	21

(a)	TSS firmwide FX revenue, which includes FX revenue recorded in TSS and FX revenue associated with TSS customers who are FX customers of the IB, was $196 million, $222 million, $191 million, $157 million, and $144 million for the quarters ended September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, and September 30, 2007, respectively, and $609 million and $395 million for year-to-date 2008 and 2007, respectively. This is not included in the TS and TSS firmwide revenue.

(b)	Firmwide liability balances include TS’ liability balances recorded in the Commercial Banking line of business.

(c)	Overhead ratios have been calculated based upon firmwide revenue and TSS and TS expense, respectively, including those allocated to certain other lines of business. FX revenue and expense recorded in the IB for TSS-related FX activity are not included in this ratio.

(d)	International electronic funds transfer includes non-US$ ACH and clearing volume.

(e)	Wholesale cards issued include domestic commercial card, stored value card, prepaid card, and government electronic benefit card products.

JPMORGAN CHASE & CO. ASSET MANAGEMENT FINANCIAL HIGHLIGHTS (in millions, except ratio, ranking and headcount data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q08 Change				2008 Change
	3Q08	2Q08	1Q08	4Q07	3Q07	2Q08	3Q07	2008	2007	2007
INCOME STATEMENT
REVENUE
Asset management, administration and commissions	$1,538	$1,573	$1,531	$1,901	$1,760	(2)%	(13)%	$4,642	$4,920	(6)%
All other income	43	130	59	159	152	(67)	(72)	232	495	(53)

Noninterest revenue	1,581	1,703	1,590	2,060	1,912	(7)	(17)	4,874	5,415	(10)
Net interest income	380	361	311	329	293	5	30	1,052	831	27

TOTAL NET REVENUE	1,961	2,064	1,901	2,389	2,205	(5)	(11)	5,926	6,246	(5)

Provision for credit losses	20	17	16	(1)	3	18	NM	53	(17)	NM

NONINTEREST EXPENSE
Compensation expense	816	886	825	1,030	848	(8)	(4)	2,527	2,491	1
Noncompensation expense	525	494	477	510	498	6	5	1,496	1,405	6
Amortization of intangibles	21	20	21	19	20	5	5	62	60	3

TOTAL NONINTEREST EXPENSE	1,362	1,400	1,323	1,559	1,366	(3)	—	4,085	3,956	3

Income before income tax expense	579	647	562	831	836	(11)	(31)	1,788	2,307	(22)
Income tax expense	228	252	206	304	315	(10)	(28)	686	868	(21)

NET INCOME	$351	$395	$356	$527	$521	(11)	(33)	$1,102	$1,439	(23)

REVENUE BY CLIENT SEGMENT
Private Bank (a)	$631	$708	$596	$650	$624	(11)	1	$1,935	$1,712	13
Institutional	486	472	490	754	603	3	(19)	1,448	1,771	(18)
Retail	399	490	466	640	639	(19)	(38)	1,355	1,768	(23)
Private Wealth Management (a)	352	356	349	345	339	(1)	4	1,057	995	6
Bear Stearns Brokerage	93	38	—	—	—	145	NM	131	—	NM

Total net revenue	$1,961	$2,064	$1,901	$2,389	$2,205	(5)	(11)	$5,926	$6,246	(5)

FINANCIAL RATIOS
ROE	25%	31%	29%	52%	52%			28%	50%
Overhead ratio	69	68	70	65	62			69	63
Pretax margin ratio (b)	30	31	30	35	38			30	37

BUSINESS METRICS
Number of:
Client advisors	1,684	1,717	1,744	1,729	1,680	(2)	—	1,684	1,680	—
Retirement planning services participants	1,492,000	1,505,000	1,519,000	1,501,000	1,495,000	(1)	—	1,492,000	1,495,000	—
Bear Stearns brokers	323	326	—	—	—	(1)	NM	323	—	NM

% of customer assets in 4 & 5 Star Funds (c)	39%	40%	49%	55%	55%	(3)	(29)	39%	55%	(29)

% of AUM in 1st and 2nd quartiles: (d)
1 year	49%	51%	52%	57%	47%	(4)	4	49%	47%	4
3 years	67%	70%	73%	75%	73%	(4)	(8)	67%	73%	(8)
5 years	77%	76%	75%	76%	76%	1	1	77%	76%	1

SELECTED BALANCE SHEET DATA (Period-end)
Equity	$7,000	$5,200	$5,000	$4,000	$4,000	35	75	$7,000	$4,000	75

SELECTED BALANCE SHEET DATA (Average)
Total assets	$71,189	$65,015	$60,286	$55,989	$53,879	9	32	$65,518	$50,498	30
Loans (e)	39,750	39,264	36,628	32,627	30,928	1	29	38,552	28,440	36
Deposits	65,621	69,975	68,184	64,630	59,907	(6)	10	67,918	56,920	19
Equity	5,500	5,066	5,000	4,000	4,000	9	38	5,190	3,834	35

Headcount	15,493	15,840	14,955	14,799	14,510	(2)	7	15,493	14,510	7

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs (recoveries)	$(1)	$2	$(2)	$2	$(5)	NM	80	$(1)	$(10)	90
Nonperforming loans	121	68	11	12	28	78	332	121	28	332
Allowance for loan losses	170	147	130	112	115	16	48	170	115	48
Allowance for lending-related commitments	5	5	6	7	6	—	(17)	5	6	(17)

Net charge-off (recovery) rate	(0.01)%	0.02%	(0.02)%	0.02%	(0.06)%			—%	(0.05)%
Allowance for loan losses to average loans	0.43	0.37	0.35	0.34	0.37			0.44	0.40
Allowance for loan losses to nonperforming loans	140	216	1,182	933	411			140	411
Nonperforming loans to average loans	0.30	0.17	0.03	0.04	0.09			0.31	0.10

(a)	In the third quarter of 2008, certain clients were transferred from Private Bank to Private Wealth Management. Prior periods have been revised to conform with this change.

(b)	Pretax margin represents income before income tax expense divided by total net revenue, which is a measure of pretax performance and another basis by which management evaluates its performance and that of its competitors.

(c)	Derived from the following rating services: Morningstar for the United States; Micropal for the United Kingdom, Luxembourg, Hong Kong and Taiwan; and Nomura for Japan.

(d)	Derived from the following rating services: Lipper for the United States and Taiwan; Micropal for the United Kingdom, Luxembourg and Hong Kong; and Nomura for Japan.

(e)	Reflects the transfer in 2007 of held-for-investment prime mortgage loans from AM to Corporate within the Corporate/Private Equity segment.

JPMORGAN CHASE & CO. ASSET MANAGEMENT FINANCIAL HIGHLIGHTS, CONTINUED (in billions)

						Sep 30, 2008
						Change
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Sep 30
	2008	2008	2008	2007	2007	2008	2007
Assets by asset class
Liquidity	$524	$478	$471	$400	$368	10%	42%
Fixed income	189	199	200	200	195	(5)	(3)
Equities & balanced	308	378	390	472	481	(19)	(36)
Alternatives	132	130	126	121	119	2	11

TOTAL ASSETS UNDER MANAGEMENT	1,153	1,185	1,187	1,193	1,163	(3)	(1)
Custody / brokerage / administration / deposits	409	426	382	379	376	(4)	9

TOTAL ASSETS UNDER SUPERVISION	$1,562	$1,611	$1,569	$1,572	$1,539	(3)	1

Assets by client segment
Institutional	$653	$645	$652	$632	$603	1	8
Private Bank (a)	194	181	179	183	179	7	8
Retail	223	276	279	300	304	(19)	(27)
Private Wealth Management (a)	75	75	77	78	77	—	(3)
Bear Stearns Brokerage	8	8	—	—	—	—	NM

TOTAL ASSETS UNDER MANAGEMENT	$1,153	$1,185	$1,187	$1,193	$1,163	(3)	(1)

Institutional	$653	$646	$652	$633	$604	1	8
Private Bank (a)	417	415	412	403	395	—	6
Retail	303	357	366	394	399	(15)	(24)
Private Wealth Management (a)	134	133	139	142	141	1	(5)
Bear Stearns Brokerage	55	60	—	—	—	(8)	NM

TOTAL ASSETS UNDER SUPERVISION	$1,562	$1,611	$1,569	$1,572	$1,539	(3)	1

Assets by geographic region
U.S. / Canada	$785	$771	$773	$760	$745	2	5
International	368	414	414	433	418	(11)	(12)

TOTAL ASSETS UNDER MANAGEMENT	$1,153	$1,185	$1,187	$1,193	$1,163	(3)	(1)

U.S. / Canada	$1,100	$1,093	$1,063	$1,032	$1,022	1	8
International	462	518	506	540	517	(11)	(11)

TOTAL ASSETS UNDER SUPERVISION	$1,562	$1,611	$1,569	$1,572	$1,539	(3)	1

Mutual fund assets by asset class
Liquidity	$470	$416	$405	$339	$308	13	53
Fixed income	44	47	45	46	46	(6)	(4)
Equities	134	179	186	224	235	(25)	(43)

TOTAL MUTUAL FUND ASSETS	$648	$642	$636	$609	$589	1	10

(a)	In the third quarter of 2008, certain clients were transferred from Private Bank to Private Wealth Management. Prior periods have been revised to conform with this change.

JPMORGAN CHASE & CO. ASSET MANAGEMENT FINANCIAL HIGHLIGHTS, CONTINUED (in billions)

	QUARTERLY TRENDS					YEAR-TO-DATE
	3Q08	2Q08	1Q08	4Q07	3Q07	2008	2007
ASSETS UNDER SUPERVISION (continued)
Assets under management rollforward
Beginning balance	$1,185	$1,187	$1,193	$1,163	$1,109	$1,193	$1,013
Net asset flows:
Liquidity	55	1	68	26	33	124	52
Fixed income	(4)	(1)	—	3	(2)	(5)	6
Equities, balanced & alternative	(5)	(3)	(21)	4	2	(29)	24
Market / performance / other impacts (a)	(78)	1	(53)	(3)	21	(130)	68

TOTAL ASSETS UNDER MANAGEMENT	$1,153	$1,185	$1,187	$1,193	$1,163	$1,153	$1,163

Assets under supervision rollforward
Beginning balance	$1,611	$1,569	$1,572	$1,539	$1,472	$1,572	$1,347
Net asset flows	61	(5)	52	37	41	108	106
Market / performance / other impacts (a)	(110)	47	(55)	(4)	26	(118)	86

TOTAL ASSETS UNDER SUPERVISION	$1,562	$1,611	$1,569	$1,572	$1,539	$1,562	$1,539

(a)	Second quarter 2008 reflects $15 billion for assets under management and $68 billion for assets under supervision from the Bear Stearns acquisition on May 30, 2008.

JPMORGAN CHASE & CO. CORPORATE/PRIVATE EQUITY FINANCIAL HIGHLIGHTS (in millions, except headcount data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q08 Change				2008 Change
	3Q08	2Q08	1Q08	4Q07	3Q07	2Q08	3Q07	2008	2007	2007
INCOME STATEMENT
REVENUE
Principal transactions (a)	$(1,876)	$(97)	$5	$773	$1,082	NM %	NM %	$(1,968)	$3,779	NM %
Securities gains (losses) (b)	440	656	42	146	128	(33)	244	1,138	(107)	NM
All other income (c)	(274)	(378)	1,639	213	70	28	NM	987	228	333

Noninterest revenue	(1,710)	181	1,686	1,132	1,280	NM	NM	157	3,900	(96)
Net interest income (expense)	(38)	48	(286)	(218)	(279)	NM	86	(276)	(569)	51

TOTAL NET REVENUE	(1,748)	229	1,400	914	1,001	NM	NM	(119)	3,331	NM

Provision for credit losses (d)	2,355	290	196	14	(31)	NM	NM	2,841	(25)	NM

NONINTEREST EXPENSE
Compensation expense	652	611	639	714	569	7	15	1,902	2,040	(7)
Noncompensation expense (e)	570	699	(82)	982	674	(18)	(15)	1,187	2,048	(42)
Merger costs	96	155	—	22	61	(38)	57	251	187	34

Subtotal	1,318	1,465	557	1,718	1,304	(10)	1	3,340	4,275	(22)
Net expense allocated to other businesses	(1,150)	(1,070)	(1,057)	(1,057)	(1,059)	(7)	(9)	(3,277)	(3,174)	(3)

TOTAL NONINTEREST EXPENSE	168	395	(500)	661	245	(57)	(31)	63	1,101	(94)

Income (loss) before income tax expense and extraordinary gain	(4,271)	(456)	1,704	239	787	NM	NM	(3,023)	2,255	NM
Income tax expense (benefit)	(1,727)	(34)	677	(10)	274	NM	NM	(1,084)	729	NM

Income (loss) before extraordinary gain	(2,544)	(422)	1,027	249	513	NM	NM	(1,939)	1,526	NM
Extraordinary gain (f)	581	—	—	—	—	NM	NM	581	—	NM

NET INCOME (LOSS)	$(1,963)	$(422)	$1,027	$249	$513	(365)	NM	$(1,358)	$1,526	NM

MEMO:
TOTAL NET REVENUE
Private equity	$(216)	$197	$163	$688	$733	NM	NM	$144	$3,279	(96)
Corporate	(1,532)	32	1,237	226	268	NM	NM	(263)	52	NM

TOTAL NET REVENUE	$(1,748)	$229	$1,400	$914	$1,001	NM	NM	$(119)	$3,331	NM

NET INCOME (LOSS)
Private equity	$(164)	$99	$57	$356	$409	NM	NM	$(8)	$1,809	NM
Corporate	(1,064)	19	970	(93)	142	NM	NM	(75)	(167)	55
Merger related items (g)	(735)	(540)	—	(14)	(38)	(36)	NM	(1,275)	(116)	NM

TOTAL NET INCOME (LOSS)	$(1,963)	$(422)	$1,027	$249	$513	(365)	NM	$(1,358)	$1,526	NM

Headcount	21,641	22,317	21,769	22,512	22,864	(3)	(5)	21,641	22,864	(5)

(a)	Included losses on preferred equity interests in Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”) in the third quarter of 2008.

(b)	Included gain on sale of MasterCard shares in the second quarter of 2008.

(c)	Included proceeds from the sale of Visa shares in its initial public offering in the first quarter of 2008.

(d)	Included a $1.9 billion charge to conform Washington Mutual's loan loss reserves to JPMorgan Chase's accounting policy in the third quarter of 2008.

(e)	Included a release of credit card litigation reserves in the first quarter of 2008.

(f)	Effective September 25, 2008, JPMorgan Chase acquired the banking operations of Washington Mutual from the FDIC for $1.9 billion. The fair value of the Washington Mutual net assets acquired exceeded the purchase price which resulted in negative goodwill. In accordance with SFAS 141, nonfinancial assets that are not held for sale were written down against that negative goodwill. The negative goodwill that remained after writing down nonfinancial assets was recognized as an extraordinary gain.

(g)	The third quarter of 2008 included an accounting conformity loan loss reserve provision and an extraordinary gain related to the Washington Mutual transaction. The second quarter of 2008 reflects items related to the Bear Stearns merger, which included Bear Stearn’s equity earnings, merger costs, Bear Stearns asset management liquidation costs and Bear Stearns private client services broker retention expense. Periods prior to the second quarter of 2008 represent costs related to the Bank One and Bank of New York transactions.

JPMORGAN CHASE & CO. CORPORATE/PRIVATE EQUITY FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q08 Change				2008 Change
	3Q08	2Q08	1Q08	4Q07	3Q07	2Q08	3Q07	2008	2007	2007
SUPPLEMENTAL

TREASURY
Securities gains (losses) (a)	$442	$656	$42	$146	$126	(33)%	251%	$1,140	$(109)	NM %
Investment securities portfolio (average)	105,984	97,223	80,443	82,445	85,470	9	24	94,592	86,552	9
Investment securities portfolio (ending)	115,703	103,751	91,323	76,200	86,495	12	34	115,703	86,495	34
Mortgage loans (average) (b)	42,432	42,143	39,096	34,436	29,854	1	42	41,228	27,326	51
Mortgage loans (ending) (b)	41,976	42,602	41,125	36,942	32,804	(1)	28	41,976	32,804	28

PRIVATE EQUITY
Private equity gains (losses)
Direct investments
Realized gains	$40	$540	$1,113	$100	$504	(93)	(92)	$1,693	$2,212	(23)
Unrealized gains (losses) (c)	(273)	(326)	(881)	569	227	16	NM	(1,480)	1,038	NM

Total direct investments	(233)	214	232	669	731	NM	NM	213	3,250	(93)
Third-party fund investments	27	6	(43)	43	35	350	(23)	(10)	122	NM

Total private equity gains (losses) (d)	$(206)	$220	$189	$712	$766	NM	NM	$203	$3,372	(94)

Private equity portfolio information
Direct investments
Publicly-held securities
Carrying value	$600	$615	$603	$390	$409	(2)	47
Cost	705	665	499	288	291	6	142
Quoted public value	657	732	720	536	560	(10)	17
Privately-held direct securities
Carrying value	6,038	6,270	5,191	5,914	5,336	(4)	13
Cost	6,058	6,113	4,973	4,867	5,003	(1)	21
Third-party fund investments
Carrying value	889	838	811	849	839	6	6
Cost	1,121	1,094	1,064	1,076	1,078	2	4

Total private equity portfolio — Carrying value	$7,527	$7,723	$6,605	$7,153	$6,584	(3)	14

Total private equity portfolio — Cost	$7,884	$7,872	$6,536	$6,231	$6,372	—	24

(a)	The second quarter of 2008 included gain on the sale of MasterCard shares. All periods reflect repositioning of the Corporate investment securities portfolio and exclude gains/losses on securities used to manage risk associated with MSRs.

(b)	Held-for-investment prime mortgage loans were transferred from RFS and AM to the Corporate/Private Equity segment for risk management and reporting purposes. The initial transfers had no material impact on the financial results of Corporate/Private Equity.

(c)	Unrealized gains (losses) contains reversals of unrealized gains and losses that were recognized in prior periods and have now been realized.

(d)	Included in principal transactions revenue in the Consolidated Statements of Income.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions)

						Sep 30, 2008
						Change
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Sep 30
	2008	2008	2008	2007	2007	2008	2007
CREDIT EXPOSURE (a)
WHOLESALE (b)
Loans — U.S.	$202,169	$137,236	$141,921	$133,253	$126,343	47%	60%
Loans — Non-U.S.	86,276	92,123	89,376	79,823	71,385	(6)	21

TOTAL WHOLESALE LOANS — REPORTED (c)	288,445	229,359	231,297	213,076	197,728	26	46

CONSUMER (d)
Home loan portfolio (includes RFS and Corporate/Private Equity):
Home equity	143,311	95,129	94,968	94,832	93,026	51	54
Prime mortgage	95,047	47,185	45,080	40,558	35,610	101	167
Subprime mortgage	22,025	14,792	15,775	15,473	12,120	49	82
Option ARMs	41,642	—	—	—	—	NM	NM

Total home loan portfolio	302,025	157,106	155,823	150,863	140,756	92	115
Auto loans and leases	43,306	44,867	44,714	42,350	40,871	(3)	6
Credit card — reported	92,881	76,278	75,888	84,352	79,409	22	17
Other loans	34,724	30,419	29,334	28,733	27,556	14	26

TOTAL CONSUMER LOANS — REPORTED	472,936	308,670	305,759	306,298	288,592	53	64

TOTAL LOANS — REPORTED	761,381	538,029	537,056	519,374	486,320	42	57
Credit card — securitized	93,664	79,120	75,062	72,701	69,643	18	34

TOTAL LOANS — MANAGED	855,045	617,149	612,118	592,075	555,963	39	54
Derivative receivables	118,648	122,389	99,110	77,136	64,592	(3)	84
Receivables from customers (e)	25,422	26,572	—	—	—	(4)	NM

TOTAL CREDIT-RELATED ASSETS	999,115	766,110	711,228	669,211	620,555	30	61
Wholesale lending-related commitments	407,057	430,028	438,392	446,652	468,145	(5)	(13)

TOTAL	$1,406,172	$1,196,138	$1,149,620	$1,115,863	$1,088,700	18	29

Memo: Total by category
Total wholesale exposure (f)	$839,572	$808,348	$768,799	$736,864	$730,465	4	15
Total consumer managed loans (g)	566,600	387,790	380,821	378,999	358,235	46	58

Total	$1,406,172	$1,196,138	$1,149,620	$1,115,863	$1,088,700	18	29

Risk profile of wholesale credit exposure:

Investment-grade (h)	$603,061	$595,043	$590,439	$571,394	$548,663	1	10

Noninvestment-grade: (h)
Noncriticized	178,001	154,218	147,771	134,983	155,172	15	15
Criticized performing	14,690	11,611	9,570	6,267	5,605	27	162
Criticized nonperforming	1,418	899	742	571	414	58	243

Total noninvestment-grade	194,109	166,728	158,083	141,821	161,191	16	20

Loans held-for-sale & loans at fair value	16,980	20,005	20,277	23,649	20,611	(15)	(18)
Receivables from customers (e)	25,422	26,572	—	—	—	(4)	NM

Total wholesale exposure	$839,572	$808,348	$768,799	$736,864	$730,465	4	15

(a)	Includes credit exposure related to the acquisition of Washington Mutual.

(b)	Includes Investment Bank, Commercial Banking, Treasury & Securities Services and Asset Management.

(c)	Includes loans held-for-sale & loans at fair value.

(d)	Includes Retail Financial Services, Card Services and residential mortgage loans reported in the Corporate/Private Equity segment to be risk managed by the Chief Investment Office.

(e)	Represents margin loans to brokerage customers included in accrued interest and accounts receivable on the Consolidated Balance Sheet.

(f)	Represents total wholesale loans, derivative receivables, wholesale lending-related commitments and receivables from customers.

(g)	Represents total consumer loans plus credit card securitizations, and excludes consumer lending-related commitments.

(h)	Excludes loans held-for-sale & loans at fair value.

Note:	The risk profile is based on JPMorgan Chase & Co.’s internal risk ratings, which generally correspond to the following ratings as defined by Standard & Poor’s / Moody’s:
Investment-Grade: AAA / Aaa to BBB- / Baa3
Noninvestment-Grade: BB+ / Ba1 and below

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Sep 30, 2008
						Change
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Sep 30
	2008	2008	2008	2007	2007	2008	2007
NONPERFORMING ASSETS AND RATIOS
WHOLESALE LOANS — EXCLUDING WASHINGTON MUTUAL (a)
Loans — U.S.	$913	$806	$761	$490	$401	13%	128%
Loans — Non-U.S.	220	64	20	24	26	244	NM

TOTAL WHOLESALE LOANS-EXCLUDING WASHINGTON MUTUAL	1,133	870	781	514	427	30	165

CONSUMER LOANS — EXCLUDING WASHINGTON MUTUAL (b)
Home loan portfolio (includes RFS and Corporate/Private Equity):
Home equity (c)	1,142	1,008	924	786	556	13	105
Prime mortgage	1,496	1,232	860	501	282	21	430
Subprime mortgage (c)	2,384	1,715	1,401	1,017	790	39	202

Total home loan portfolio	5,022	3,955	3,185	2,304	1,628	27	208
Auto loans and leases	119	102	94	116	92	17	29
Credit card — reported	5	6	6	7	7	(17)	(29)
Other loans	382	340	335	341	336	12	14

TOTAL CONSUMER LOANS-EXCLUDING WASHINGTON MUTUAL (d)	5,528	4,403	3,620	2,768	2,063	26	168

TOTAL LOANS EXCLUDING WASHINGTON MUTUAL (c)	6,661	5,273	4,401	3,282	2,490	26	168

Nonperforming loans acquired in Washington Mutual transaction	6,662	—	—	—	—	NM	NM

TOTAL NONPERFORMING LOANS REPORTED (c)	13,323	5,273	4,401	3,282	2,490	153	435

Derivative receivables	45	80	31	29	34	(44)	32
Assets acquired in loan satisfactions - excluding Washington Mutual	1,064	880	711	622	485	21	119
Assets acquired in loan satisfactions acquired in Washington Mutual transaction	1,478	—	—	—	—	NM	NM

TOTAL NONPERFORMING ASSETS	$15,910	$6,233	$5,143	$3,933	$3,009	155	429

TOTAL NONPERFORMING LOANS TO TOTAL LOANS EXCLUDING WASHINGTON MUTUAL	1.21%	0.98%	0.82%	0.63%	0.51%

TOTAL NONPERFORMING LOANS TO TOTAL LOANS REPORTED	1.75%	0.98%	0.82%	0.63%	0.51%

NONPERFORMING ASSETS BY LOB
Investment Bank	$583	$490	$439	$453	$325	19	79
Retail Financial Services (c)	4,924	3,943	3,395	2,817	2,215	25	122
Card Services	5	6	6	7	7	(17)	(29)
Commercial Banking	624	510	453	148	136	22	359
Treasury & Securities Services	—	—	—	—	—	—	—
Asset Management	121	68	11	12	28	78	332
Corporate/Private Equity (e)	1,513	1,216	839	496	298	24	408

TOTAL EXCLUDING WASHINGTON MUTUAL	7,770	6,233	5,143	3,933	3,009	25	158
Acquired in Washington Mutual transaction	8,140	—	—	—	—	NM	NM

TOTAL	$15,910	$6,233	$5,143	$3,933	$3,009	155	429

(a)	Included nonperforming loans held-for-sale and loans at fair value of $32 million, $51 million, $70 million, $50 million, and $75 million at September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, and September 30, 2007, respectively. Excluded purchased held-for-sale wholesale loans.

(b)	There were no nonperforming loans held-for-sale at September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, and September 30, 2007.

(c)	During the second quarter of 2008, the policy for classifying subprime mortgage and home equity loans as nonperforming was changed to conform with all other home lending products. Prior period nonperforming loans and assets have been revised to conform with this change.

(d)	Nonperforming loans and assets excluded (1) loans eligible for repurchase as well as loans repurchased from GNMA pools that are insured by U.S. government agencies of $1.8 billion, $1.9 billion, $1.8 billion, $1.5 billion, and $1.3 billion at September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, and September 30, 2007, respectively, and (2) education loans that are 90 days past due and still accruing, which are insured by U.S. government agencies under the Federal Family Education Loan Program of $405 million, $371 million, $252 million, $279 million, and $241 million at September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, and September 30, 2007, respectively. These amounts for GNMA and education loans are excluded, as reimbursement is proceeding normally.

(e)	Predominantly relates to held-for-investment prime mortgage loans transferred from RFS and AM to the Corporate/Private Equity segment.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q08 Change				2008 Change
	3Q08	2Q08	1Q08	4Q07	3Q07	2Q08	3Q07	2008	2007	2007
GROSS CHARGE-OFFS
Wholesale loans	$71	$82	$130	$54	$101	(13)%	(30)%	$283	$131	116%
Consumer (includes RFS and Corporate/Private Equity)	1,375	1,079	880	582	403	27	241	3,334	965	245
Credit card — reported	1,245	1,209	1,144	1,000	911	3	37	3,598	2,635	37

Total loans — reported	2,691	2,370	2,154	1,636	1,415	14	90	7,215	3,731	93
Credit card — securitized	985	949	791	716	679	4	45	2,725	2,085	31

Total loans — managed	3,676	3,319	2,945	2,352	2,094	11	76	9,940	5,816	71

RECOVERIES
Wholesale loans	19	41	38	29	19	(54)	—	98	84	17
Consumer (includes RFS and Corporate/Private Equity)	49	54	55	47	49	(9)	—	158	150	5
Credit card — reported	139	145	155	131	126	(4)	10	439	388	13

Total loans — reported	207	240	248	207	194	(14)	7	695	622	12
Credit card — securitized	112	119	110	97	101	(6)	11	341	324	5

Total loans — managed	319	359	358	304	295	(11)	8	1,036	946	10

NET CHARGE-OFFS
Wholesale loans	52	41	92	25	82	27	(37)	185	47	294
Consumer (includes RFS and Corporate/Private Equity)	1,326	1,025	825	535	354	29	275	3,176	815	290
Credit card — reported	1,106	1,064	989	869	785	4	41	3,159	2,247	41

Total loans — reported	2,484	2,130	1,906	1,429	1,221	17	103	6,520	3,109	110
Credit card — securitized	873	830	681	619	578	5	51	2,384	1,761	35

Total loans — managed	$3,357	$2,960	$2,587	$2,048	$1,799	13	87	$8,904	$4,870	83

NET CHARGE-OFF RATES — ANNUALIZED
Wholesale loans (a)	0.10%	0.08%	0.18%	0.05%	0.19%			0.12%	0.04%
Consumer (includes RFS and Corporate/Private Equity) (b)	2.29	1.81	1.50	1.01	0.70			1.87	0.56
Credit card — reported	5.56	5.66	5.01	4.36	3.89			5.40	3.74
Total loans — reported (a) (b)	1.91	1.67	1.53	1.19	1.07			1.70	0.94
Credit card — securitized	4.43	4.32	3.70	3.38	3.34			4.16	3.45
Total loans — managed (a) (b)	2.24	2.02	1.81	1.48	1.37			2.02	1.28

Memo: Credit card — managed	5.00	4.98	4.37	3.89	3.64			4.79	3.61

(a)	Average wholesale loans held-for-sale and loans at fair value were $18.0 billion, $20.8 billion, $20.1 billion, $26.8 billion, and $17.8 billion for the quarters ended September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, and September 30, 2007, respectively, and $19.6 billion and $15.8 billion for year-to-date 2008 and 2007, respectively. These amounts were excluded when calculating the net charge-off rates.

(b)	Average consumer (excluding card) loans held-for-sale and loans at fair value were $1.5 billion, $3.6 billion, $4.4 billion, $4.0 billion, and $5.4 billion for the quarters ended September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, and September 30, 2007, respectively, and $3.2 billion and $12.9 billion for year-to-date 2008 and 2007, respectively. These amounts were excluded when calculating the net charge-off rates.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q08 Change				2008 Change
	3Q08	2Q08	1Q08	4Q07	3Q07	2Q08	3Q07	2008	2007	2007
SUMMARY OF CHANGES IN THE ALLOWANCE FOR LOAN LOSSES
Beginning balance	$13,246	$11,746	$9,234	$8,113	$7,633	13%	74%	$9,234	$7,279	27%
Additions resulting from acquisition, September 25, 2008 (a)	2,535	—	—	—	—	NM	NM	2,535	—	NM
Net charge-offs	(2,484)	(2,130)	(1,906)	(1,429)	(1,221)	(17)	(103)	(6,520)	(3,109)	(110)
Provision for loan losses	3,784	3,624	4,419	2,550	1,693	4	124	11,827	3,988	197
Provision for credit losses — accounting conformity (a)	1,976	—	—	—	—	NM	NM	1,976	—	NM
Other	(5)	6	(1)	—	8	NM	NM	—	(45)	NM

Ending balance	$19,052	$13,246	$11,746	$9,234	$8,113	44	135	$19,052	$8,113	135

SUMMARY OF CHANGES IN THE ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$686	$855	$850	$858	$766	(20)	(10)	$850	$524	62
Provision for lending-related commitments	27	(169)	5	(8)	92	NM	(71)	(137)	334	NM

Ending balance	$713	$686	$855	$850	$858	4	(17)	$713	$858	(17)

ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Wholesale
Asset specific	$253	$174	$146	$108	$53	45	377
Formula — based	5,326	4,295	3,691	3,046	2,810	24	90

Total wholesale	5,579	4,469	3,837	3,154	2,863	25	95

Consumer
Asset specific	70	61	75	80	70	15	—
Formula — based	13,403	8,716	7,834	6,000	5,180	54	159

Total consumer	13,473	8,777	7,909	6,080	5,250	54	157

Total allowance for loan losses	19,052	13,246	11,746	9,234	8,113	44	135
Allowance for lending-related commitments	713	686	855	850	858	4	(17)

Total allowance for credit losses	$19,765	$13,932	$12,601	$10,084	$8,971	42	120

Wholesale allowance for loan losses to total wholesale loans (b)	2.06%	2.13%	1.82%	1.67%	1.62%
Consumer allowance for loan losses to total consumer loans (c) (d)	3.42	2.86	2.63	2.01	1.84
Allowance for loan losses to total loans (b) (c) (d)	2.86	2.57	2.29	1.88	1.76
Allowance for loan losses to total nonperforming loans (d) (e)	287	254	271	286	336

ALLOWANCE FOR LOAN LOSSES BY LOB
Investment Bank	$2,654	$2,429	$1,891	$1,329	$1,112	9	139
Retail Financial Services	4,957	4,475	4,208	2,634	2,105	11	135
Card Services	3,951	3,705	3,404	3,407	3,107	7	27
Commercial Banking	1,905	1,843	1,790	1,695	1,623	3	17
Treasury & Securities Services	47	40	26	18	13	18	262
Asset Management	170	147	130	112	115	16	48
Corporate/Private Equity	857	607	297	39	38	41	NM
Washington Mutual Acquisition	4,511	—	—	—	—	NM	NM

Total	$19,052	$13,246	$11,746	$9,234	$8,113	44	135

(a)	Related to the Washington Mutual transaction in the third quarter of 2008.

(b)	Wholesale loans held-for-sale and loans at fair value were $17.0 billion, $20.0 billion, $20.3 billion, $23.6 billion, and $20.6 billion at September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, and September 30, 2007, respectively, these amounts were excluded when calculating the allowance coverage ratios.

(c)	Consumer loans held-for-sale were $1.6 billion, $2.2 billion, $4.5 billion, $4.0 billion, and $3.9 billion at September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, and September 30, 2007, respectively. These amounts were excluded when calculating the allowance coverage ratios.

(d)	Approximately $77.7 billion in credit impaired loans acquired in the Washington Mutual transaction and accounted for under SOP 03-3 were excluded when calculating the ratio of allowance for loan losses to total loans. These loans are recorded at fair value on the acquisition date, including an adjustment for credit impairment. Accordingly, no allowance for loan losses has been recorded as of September 30, 2008.

(e)	Nonperforming loans held-for-sale and loans at fair value were $32 million, $51 million, $70 million, $50 million, and $75 million at September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, and September 30, 2007, respectively.

(f)	Approximately $6.7 billion in nonperforming loans acquired in the Washington Mutual transaction and accounted for under SOP 3-3 were excluded when calculating the ratio of allowance for loan losses to total nonperforming loans. These loans were recorded at fair value on the acquisition date, including an adjustment for credit impairment. Accordingly, no allowance for loan losses has been recorded for these assets as of September 30, 2008.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q08 Change				2008 Change
	3Q08	2Q08	1Q08	4Q07	3Q07	2Q08	3Q07	2008	2007	2007
PROVISION FOR CREDIT LOSSES
LOANS
Investment Bank	$238	$538	$571	$208	$146	(56)%	63%	$1,347	$168	NM	%
Commercial Banking	105	77	143	105	98	36	7	325	125	160
Treasury & Securities Services	7	7	11	5	3	—	133	25	6	317
Asset Management	21	17	17	(2)	4	24	425	55	(17)	NM
Corporate/Private Equity (a)(b)	564	36	—	—	—	NM	NM	600	—	NM

Total wholesale	935	675	742	316	251	39	273	2,352	282	NM

Retail Financial Services	1,678	1,331	2,492	1,051	688	26	144	5,501	1,569	251
Card Services — reported	1,356	1,364	989	1,169	785	(1)	73	3,709	2,162	72
Corporate/Private Equity (a)(c)	1,791	254	196	14	(31)	NM	NM	2,241	(25)	NM

Total consumer	4,825	2,949	3,677	2,234	1,442	64	235	11,451	3,706	209

Total provision for loan losses	$5,760	$3,624	$4,419	$2,550	$1,693	59	240	$13,803	$3,988	246

LENDING-RELATED COMMITMENTS
Investment Bank	$(4)	$(140)	$47	$(8)	$81	97	NM	$(97)	$286	NM
Commercial Banking	21	(30)	(42)	—	14	NM	50	(51)	49	NM
Treasury & Securities Services	11	—	1	(1)	6	NM	83	12	9	33
Asset Management	(1)	—	(1)	1	(1)	NM	—	(2)	—	NM

Total wholesale	27	(170)	5	(8)	100	NM	(73)	(138)	344	NM

Retail Financial Services	—	1	—	—	(8)	NM	NM	1	(10)	NM
Card Services — reported	—	—	—	—	—	—	—	—	—	—

Total consumer	—	1	—	—	(8)	NM	NM	1	(10)	NM

Total provision for lending-related commitments	$27	$(169)	$5	$(8)	$92	NM	(71)	$(137)	$334	NM

TOTAL PROVISION FOR CREDIT LOSSES
Investment Bank	$234	$398	$618	$200	$227	(41)	3	$1,250	$454	175
Commercial Banking	126	47	101	105	112	168	13	274	174	57
Treasury & Securities Services	18	7	12	4	9	157	100	37	15	147
Asset Management	20	17	16	(1)	3	18	NM	53	(17)	NM
Corporate/Private Equity (a)(b)	564	36	—	—	—	NM	NM	600	—	NM

Total wholesale	962	505	747	308	351	90	174	2,214	626	254

Retail Financial Services	1,678	1,332	2,492	1,051	680	26	147	5,502	1,559	253
Card Services — reported	1,356	1,364	989	1,169	785	(1)	73	3,709	2,162	72
Corporate/Private Equity (a)(c)	1,791	254	196	14	(31)	NM	NM	2,241	(25)	NM

Total consumer	4,825	2,950	3,677	2,234	1,434	64	236	11,452	3,696	210

Total provision for credit losses	5,787	3,455	4,424	2,542	1,785	67	224	13,666	4,322	216

Card Services — securitized	873	830	681	619	578	5	51	2,384	1,761	35

Managed provision for credit losses	$6,660	$4,285	$5,105	$3,161	$2,363	55	182	$16,050	$6,083	164

(a)	Represents provision expense related to loans acquired in the Washington Mutual transaction in the third quarter of 2008.

(b)	Represents provision expense related to loans acquired in the Bear Stearns transaction in the second quarter of 2008.

(c)	Includes amounts related to held-for-investment prime mortgages transferred from RFS and AM to the Corporate/Private Equity segment during 2007.

JPMORGAN CHASE & CO. CAPITAL, INTANGIBLE ASSETS AND DEPOSITS
(in millions, except per share and ratio data)

	QUARTERLY TRENDS								YEAR-TO-DATE
							3Q08 Change				2008 Change
	3Q08		2Q08	1Q08	4Q07	3Q07	2Q08	3Q07	2008	2007	2007
COMMON SHARES OUTSTANDING
Weighted-average basic shares outstanding	3,444.6		3,426.2	3,396.0	3,367.1	3,375.9	1%	2%	3,422.3	3,415.8	—%
Weighted-average diluted shares outstanding	3,444.6	(d)	3,531.0	3,494.7	3,471.8	3,477.7	(2)	(1)	3,525.3	3,519.6	—
Common shares outstanding — at period end	3,726.9		3,435.7	3,400.8	3,367.4	3,358.8	8	11	3,726.9	3,358.8	11

Cash dividends declared per share	$0.38		$0.38	$0.38	$0.38	$0.38	—	—	$1.14	$1.10	4
Book value per share	36.95		37.02	36.94	36.59	35.72	—	4	36.95	35.72	3
Dividend payout (a)	399%		71%	56%	44%	39%			89%	31%

NET INCOME	$527		$2,003	$2,373	$2,971	$3,373	(74)	(84)	$4,903	$12,394	(60)
Preferred dividends	161		90	—	—	—	79	NM	251	—	NM

Net income applicable to common stock	$366		$1,913	$2,373	$2,971	$3,373	(81)	(89)	$4,652	$12,394	(62)

NET INCOME PER SHARE
Basic earnings per share
Income (loss) before extraordinary gain	(0.06)		0.56	0.70	0.88	1.00	NM	NM	1.19	3.63	(67)
Net income	0.11		0.56	0.70	0.88	1.00	(80)	(89)	1.36	3.63	(63)

Diluted earnings per share
Income (loss) before extraordinary gain	(0.06)		0.54	0.68	0.86	0.97	NM	NM	1.15	3.52	(67)
Net income	0.11		0.54	0.68	0.86	0.97	(80)	(89)	1.32	3.52	(63)

SHARE PRICE
High	$49.00		$49.95	$49.29	$48.02	$50.48	(2)	(3)	$49.95	$53.25	(6)
Low	29.24		33.96	36.01	40.15	42.16	(14)	(31)	29.24	42.16	(31)
Close	46.70		34.31	42.95	43.65	45.82	36	2	46.70	45.82	2
Market capitalization	174,048		117,881	146,066	146,986	153,901	48	13	174,048	153,901	13

STOCK REPURCHASE PROGRAM (b)
Aggregate repurchases	$—		$—	$—	$163.3	$2,135.4	—	NM	$—	$8,011.6	NM
Common shares repurchased	—		—	—	3.6	47.0	—	NM	—	164.6	NM
Average purchase price	$—		$—	$—	$45.29	$45.42	—	NM	$—	$48.67	NM

CAPITAL RATIOS (c)
Tier 1 capital	$111,824	(e)	$98,775	$89,646	$88,746	$86,096	13	30
Total capital	159,265	(e)	145,012	134,948	132,242	128,543	10	24
Risk-weighted assets	1,255,419	(e)	1,079,199	1,075,697	1,051,879	1,028,551	16	22
Adjusted average assets	1,555,250	(e)	1,536,439	1,507,724	1,473,541	1,423,171	1	9
Tier 1 capital ratio	8.9	%(e)	9.2%	8.3%	8.4%	8.4%
Total capital ratio	12.7	(e)	13.4	12.5	12.6	12.5
Tier 1 leverage ratio	7.2	(e)	6.4	5.9	6.0	6.0

INTANGIBLE ASSETS (PERIOD-END)
Goodwill	$46,121		$45,993	$45,695	$45,270	$45,335	—	2
Mortgage servicing rights	17,048		11,617	8,419	8,632	9,114	47	87
Purchased credit card relationships	1,827		1,984	2,140	2,303	2,427	(8)	(25)
All other intangibles	3,653		3,675	3,815	3,796	3,959	(1)	(8)

Total intangibles	$68,649		$63,269	$60,069	$60,001	$60,835	9	13

DEPOSITS
U.S. offices:
Noninterest-bearing	$193,253		$125,606	$132,072	$129,406	$115,036	54	68
Interest-bearing	506,974		362,150	394,613	376,194	354,459	40	43
Non-U.S. offices:
Noninterest-bearing	9,747		7,827	7,232	6,342	6,559	25	49
Interest-bearing	259,809		227,322	227,709	228,786	202,037	14	29

Total deposits	$969,783		$722,905	$761,626	$740,728	$678,091	34	43

(a)	Based on net income amounts.

(b)	Excludes commission costs.

(c)	The Federal Reserve has granted the Firm, for a period of 18 months following the merger with Bear Stearns, relief up to a certain specified amount and subject to certain conditions from the Federal Reserve’s risk-based and leverage capital guidelines in respect to the Bear Stearns risk-weighted assets and other exposures acquired. The amount of such relief is subject to reduction by one-sixth each quarter subsequent to the acquisition and expires on October 1, 2009.

(d)	Common equivalent shares have been excluded from the computation of diluted earnings per share for the third quarter of 2008, as the effect would be antidilutive

(e)	Estimated.

JPMORGAN CHASE & CO. Glossary of Terms
ACH: Automated Clearing House.
Average managed assets: Refers to total assets on the Firm’s Consolidated Balance Sheets plus credit card receivables that have been securitized.
Beneficial interest issued by consolidated VIEs: Represents the interest of third-party holders of debt/equity securities, or other obligations, issued by VIEs that JPMorgan Chase & Co. consolidates under FIN 46R. The underlying obligations of the VIEs consist of short-term borrowings, commercial paper and long-term debt. The related assets consist of trading assets, available- for-sale securities, loans and other assets.
Contractual credit card charge-off: In accordance with the Federal Financial Institutions Examination Council policy, credit card loans are charged off by the end of the month in which the account becomes 180 days past due or within 60 days from receiving notification of the filing of bankruptcy, whichever is earlier.
Corporate/Private Equity: Includes Private Equity, Treasury and Corporate Other, which includes other centrally managed expense and discontinued operations.
Credit card securitizations: Card Services’ managed results excludes the impact of credit card securitizations on total net revenue, the provision for credit losses, net charge-offs and loan receivables. Through securitization, the Firm transforms a portion of its credit card receivables into securities, which are sold to investors. The credit card receivables are removed from the Consolidated Balance Sheets through the transfer of the receivables to a trust and the sale of undivided interests to investors that entitle the investors to specific cash flows generated from the credit card receivables. The Firm retains the remaining undivided interests as seller’s interests, which are recorded in loans on the Consolidated Balance Sheets. A gain or loss on the sale of credit card receivables to investors is recorded in other income. Securitization also affects the Firm’s Consolidated Statements of Income as the aggregate amount of interest income, certain fee revenue and recoveries that is in excess of the aggregate amount of interest paid to the investors, gross credit losses and other trust expense related to the securitized receivables are reclassified into credit card income in the Consolidated Statements of Income.
FIN 46(R): FASB Interpretation No. 46 (revised December 2003), “Consolidation of Variable Interest Entities, an interpretation of Accounting Research Bulletin No. 51.”
Investment-grade: An indication of credit quality based upon JPMorgan Chase & Co.’s internal risk assessment system. “Investment-grade” generally represents a risk profile similar to a rating of a “BBB-”/“Baa3” or better, as defined by independent rating agencies.
Managed basis: A non-GAAP presentation of financial results that includes reclassifications related to credit card securitizations and to present revenue on a fully taxable-equivalent basis. Management uses this non-GAAP financial measure at the segment level because it believes this provides information to enable investors to understand the underlying operational performance and trends of the particular business segment and facilitates a comparison of the business segment with the performance of competitors.
Managed credit card receivables: Refers to credit card receivables on the Firm’s Consolidated Balance Sheets plus credit card receivables that have been securitized.
Mark-to-market exposure: A measure, at a point in time, of the value of a derivative or foreign exchange contract in the open market. When the mark-to-market value is positive, it indicates the counterparty owes JPMorgan Chase & Co. and, therefore, creates a repayment risk for the Firm. When the mark-to-market value is negative, JPMorgan Chase & Co. owes the counterparty. In this situation, the Firm does not have repayment risk.
Merger costs: Reflects costs associated with the Washington Mutual and Bear Stearns mergers in 2008, costs associated with The Bank of New York, Inc. transaction (“The Bank of New York”) in 2007, and costs associated with the 2004 merger with Bank One Corporation.
MSR risk management revenue: Includes changes in MSR asset fair value due to inputs or assumptions in model and derivative valuation adjustments and other.
Net yield on interest-earning assets: The average rate for interest-earning assets less the average rate paid for all sources of funds.
NM: Not meaningful.
Overhead ratio: Noninterest expense as a percentage of total net revenue.
Principal transactions (revenue): Realized and unrealized gains and losses from trading activities (including physical commodities inventories that are accounted for at the lower of cost or fair value) and changes in fair value associated with financial instruments held by the Investment Bank for which the SFAS 159 fair value option was elected. Principal transactions revenue also include private equity gains and losses.
Reported basis: Financial statements prepared under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The reported basis includes the impact of credit card securitizations, but excludes the impact of taxable equivalent adjustments.
SFAS: Statement of Financial Accounting Standards.
SFAS 140: “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities — a replacement of FASB Statement No. 125.”
SFAS 141: “Business Combinations.”
SFAS 157: “Fair Value Measurements.”
SFAS 159: “The Fair Value Option for Financial Assets and Financial Liabilities — Including an amendment of FASB Statement No. 115.”
SOP 03-3: “Accounting for Certain Loans of Debt Securities Acquired in a Transfer.”
Taxable-equivalent basis: Total net revenue for each of the business segments and the Firm is presented on a tax-equivalent basis. Accordingly, revenue from tax-exempt securities and investments that receive tax credits is presented in the managed results on a basis comparable to fully taxable securities and investments. This non-GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to these items is recorded within income tax expense.
Unaudited: Financial statements and information that have not been subjected to auditing procedures sufficient to permit an independent certified public accountant to express an opinion.
U.S. GAAP: Accounting principles generally accepted in the United States of America.
Value-at-risk (“VAR”): A measure of the dollar amount of potential loss from adverse market moves in an ordinary market environment.

JPMORGAN CHASE & CO. Line of Business Metrics
Investment Banking
IB’S REVENUE COMPRISES THE FOLLOWING:
1. Investment banking fees include advisory, equity underwriting, bond underwriting and loan syndication fees.
2. Fixed income markets include client and portfolio management revenue related to both market-making and proprietary risk-taking across global fixed income markets, including foreign exchange, interest rate, credit and commodities markets.
3. Equities markets include client and portfolio management revenue related to market-making and proprietary risk-taking across global equity products, including cash instruments, derivatives and convertibles.
4. Credit portfolio revenue includes net interest income, fees and loan sale activity, as well as gains or losses on securities received as part of a loan restructuring, for the IB’s credit portfolio. Credit portfolio revenue also includes the results of risk management related to the Firm’s lending and derivative activities, and changes in the credit valuation adjustment, which is the component of the fair value of a derivative that reflects the credit quality of the counterparty.
Retail Financial Services
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN REGIONAL BANKING:
1. Personal bankers — Retail branch office personnel who acquire, retain and expand new and existing customer relationships by assessing customer needs and recommending and selling appropriate banking products and services.
2. Sales specialists — Retail branch office personnel who specialize in the marketing of a single product, including mortgages, investments, and business banking, by partnering with the personal bankers.
MORTGAGE BANKING REVENUE COMPRISES THE FOLLOWING:
1. Production revenue includes net gains or losses on originations and sales of prime and subprime mortgage loans and other production-related fees.
2. Net mortgage servicing revenue
a)	Servicing revenue represents all gross income earned from servicing third-party mortgage loans including stated service fees, excess service fees, late fees and other ancillary fees.

b)	Changes in MSR asset fair value due to:
—	market-based inputs such as interest rates and volatility, as well as updates to assumptions used in the MSR valuation model.

—	modeled servicing portfolio runoff (or time decay)
c)	Derivative valuation adjustments and other, which represents changes in the fair value of derivative instruments used to offset the impact of changes in the market-based inputs to the MSR valuation model.
3. MSR risk management results include changes in the MSR asset fair value due to inputs or assumptions and derivative valuation adjustments and other.
Retail Financial Services (continued)
MORTGAGE BANKING’S ORIGINATION CHANNELS COMPRISE THE FOLLOWING:
1. Retail — Borrowers who are buying or refinancing a home through direct contact with a mortgage banker employed by the Firm using a branch office, the Internet or by phone. Borrowers are frequently referred to a mortgage banker by real estate brokers, home builders or other third parties.
2. Wholesale — A third-party mortgage broker refers loan applications to a mortgage banker at the Firm. Brokers are independent loan originators that specialize in finding and counseling borrowers but do not provide funding for and do not underwrite the loans.
3. Correspondent — Correspondents are banks, thrifts, other mortgage banks and other financial institutions that sell closed loans to the Firm.
4. Correspondent negotiated transactions (“CNT”) — These transactions occur when mid- to large-sized mortgage lenders, banks and bank-owned mortgage companies sell servicing to the Firm on an as-originated basis, and exclude purchased bulk servicing transactions. These transactions supplement traditional production channels and provide growth opportunities in the servicing portfolio in stable and rising-rate periods.
Card Services
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN CARD SERVICES:
1. Charge volume — Represents the dollar amount of cardmember purchases, balance transfers and cash advance activity.
2. Net accounts opened — Includes originations, purchases and sales.
3. Merchant acquiring business — Represents an entity that processes bank card transactions for merchants. JPMorgan Chase & Co. is a partner in Chase Paymentech Solutions, LLC, a merchant acquiring business.
4. Bank card volume — Represents the dollar amount of transactions processed for merchants.
5. Total transactions — Represents the number of transactions and authorizations processed for merchants.

JPMORGAN CHASE & CO. Line of Business Metrics (continued)
Commercial Banking
COMMERCIAL BANKING REVENUE COMPRISES THE FOLLOWING:
1. Lending includes a variety of financing alternatives, which are primarily provided on a basis secured by receivables, inventory, equipment, real estate or other assets. Products include term loans, revolving lines of credit, bridge financing, asset-based structures and leases.
2. Treasury services includes a broad range of products and services enabling clients to transfer, invest and manage the receipt and disbursement of funds, while providing the related information reporting. These products and services include U.S. dollar and multi-currency clearing, ACH, lockbox, disbursement and reconciliation services, check deposits, other check and currency-related services, trade finance and logistics solutions, commercial card, and deposit products, sweeps and money market mutual funds.
3. Investment banking products provide clients with sophisticated capital-raising alternatives, as well as balance sheet and risk management tools through loan syndications, investment-grade debt, asset-backed securities, private placements, high-yield bonds, equity underwriting, advisory, interest rate derivatives, foreign exchange hedges and securities sales.
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN COMMERCIAL BANKING:
1. Liability balances include deposits and deposits that are swept to on-balance sheet liabilities such as commercial paper, federal funds purchased and securities sold under repurchase agreements.
2. IB revenue, gross — Represents total revenue related to investment banking products sold to CB clients.
Treasury & Securities Services
Treasury & Securities Services firmwide metrics include certain TSS product revenue and liability balances reported in other lines of business related to customers who are also customers of those other lines of business. In order to capture the firmwide impact of TS and TSS products and revenue, management reviews firmwide metrics such as liability balances, revenue and overhead ratios in assessing financial performance for TSS. Firmwide metrics are necessary, in management’s view, in order to understand the aggregate TSS business.
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN TREASURY & SECURITIES SERVICES:
Liability balances include deposits and deposits that are swept to on-balance sheet liabilities such as commercial paper, federal funds purchased and securities sold under repurchase agreements.
Asset Management
Assets under management: Represent assets actively managed by Asset Management on behalf of institutional, private banking, retail, private client services and Bear Stearns brokerage clients. Excludes assets managed by American Century Companies, Inc., in which the Firm has a 43% ownership interest as of September 30, 2008.
Assets under supervision: Represents assets under management as well as custody, brokerage, administration and deposit accounts.
Alternative assets: The following types of assets constitute alternative investments — hedge funds, currency, real estate and private equity.
AM’s CLIENT SEGMENTS COMPRISE THE FOLLOWING:
1. Institutional brings comprehensive global investment services — including asset management, pension analytics, asset/liability management and active risk budgeting strategies — to corporate and public institutions, endowments, foundations, not-for-profit organizations and governments worldwide.
2. The Private Bank addresses every facet of wealth management for ultra-high-net-worth individuals and families worldwide, including investment management, capital markets and risk management, tax and estate planning, banking, capital raising and specialty-wealth advisory services.
3. Retail provides worldwide investment management services and retirement planning and administration through third-party and direct distribution of a full range of investment vehicles.
4. Private Wealth Management offers high-net-worth individuals, families and business owners in the United States comprehensive wealth management solutions, including investment management, capital markets and risk management, tax and estate planning, banking, and specialty-wealth advisory services.
5. Bear Stearns Brokerage provides investment advice and wealth management services to high-net-worth individuals, money managers, and small corporations.